                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                               SIERRA TRUST FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The parent company of the investment adviser, Great Western Financial Corporation, has merged with Washington Mutual, Inc. Washington Mutual is the parent of Composite Research & Management Co., the adviser of the Composite Funds. Washington Mutual has decided to consolidate the Sierra Funds and the Composite Funds into a single family of funds. As a result of this consolidation, it is being proposed that the Sierra Trust Funds (the "Trust") (1) restructure its Board to include the current trustees and the current directors of the Composite Funds, (2) approve Composite Research & Management Co. as the Funds' new investment adviser, and (3) reapprove certain sub-advisory agreements. Also at this time, shareholder approval is being sought on a proposal to permit the Trust to appoint and replace investment sub-advisers for each Fund without seeking or receiving shareholder approval. It is believed that this proposal would allow for greater flexibility in the selection and retention of investment sub-advisers for the Trust, while reducing future expenses associated with obtaining shareholder approval of investment sub-advisory agreements.

Q.  HOW WILL THIS AFFECT MY ACCOUNT?

A. You can expect the same level of management expertise and shareholder service that you currently receive. The nominees for the Board of Trustees and the new investment adviser have extensive experience in the management of mutual funds designed for the individual investor. With respect to the new advisory agreement, the primary difference will be that the proposed new investment adviser, Composite Research & Management Co., will directly provide portfolio management services for the California Money Fund, Short Term High Quality Bond Fund, Emerging Growth Fund and Target Maturity 2002 Fund. The current investment sub-adviser for each of the other Funds will continue to provide portfolio management services for those Funds. The new investment advisory and sub-advisory arrangements will not increase the overall fees paid by the Funds, and in the case of the Growth Fund and Emerging Growth Fund, are expected to decrease the fees paid by the Funds.

    It is anticipated that permitting the Trust to appoint new investment sub-advisers without seeking shareholder approval will enable the Trust to achieve a higher degree of management efficiency and will reduce the need for costly and perfunctory shareholder meetings in the future.

Q.  WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card(s) will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Trust.

Q.  HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" each item proposed on the enclosed proxy card(s).

Q.  WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?

A. Composite Research & Management Co., the Trust's proposed new investment adviser, or its affiliates will pay for expenses relating to the shareholder meeting. The Trust will not pay any expenses relating to the shareholder meeting.

Q.  WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope or mail your proxy card(s) to:

     [Address]

Q.  WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at [number] between [times] Pacific Time, Monday through Friday.

                                PRELIMINARY COPY


                               SIERRA TRUST FUNDS
                         9301 CORBIN AVENUE, SUITE 333
                          NORTHRIDGE, CALIFORNIA 91324

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON DECEMBER    , 1997

TO THE SHAREHOLDERS OF SIERRA TRUST FUNDS:

     You are cordially invited to attend a special meeting of the shareholders of the Sierra Trust Funds (the "Trust"), a Massachusetts business trust, on
December   at        p.m. Pacific Time or at any adjournment thereof (the
"Special Meeting"), at the offices of Sierra Fund Administration Corporation, 9301 Corbin Avenue, Suite 333, Northridge, California 91324. Shareholders of the California Money Fund, Short Term High Quality Bond Fund, California Municipal Fund, Florida Insured Municipal Fund, California Insured Intermediate Municipal Fund, Growth Fund, Emerging Growth Fund, International Growth Fund and Target Maturity 2002 Fund (each a "Fund," and collectively the "Funds"), will be asked to consider the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

PROPOSAL 1:  To consider and act upon a proposal to elect a Board of Trustees
             (voted on by the shareholders of the Trust as a whole).

PROPOSAL 2:  To approve or disapprove a new Investment Advisory Agreement between the Trust, on behalf of each Fund, and Composite Research & Management Co. ("Composite") (voted on separately by shareholders of each Fund).

PROPOSAL 3:  To approve or disapprove implementation of a structure for the
             Trust which would permit the Board of Trustees to replace or appoint investment sub-advisers for each Fund without the necessity of seeking shareholder approval (voted on separately by shareholders of each Fund).

PROPOSAL 4:  To approve or disapprove a new Investment Sub-Advisory Agreement for the Growth Fund between Composite and Janus Capital Corporation ("Janus") (voted on by shareholders of the Growth Fund only).

PROPOSAL X:  [To approve or disapprove a new Investment Sub-Advisory Agreement for the Emerging Growth Fund between Composite and Janus (voted on by shareholders of the Emerging Growth Fund only).

PROPOSAL 5:  To approve or disapprove a new Investment Sub-Advisory Agreement for the International Growth Fund between Composite and Warburg Pincus Asset Management, Inc. ("Warburg") (voted on by shareholders of the International Growth Fund only).

PROPOSAL 6:  To approve or disapprove a new Investment Sub-Advisory Agreement for the California Municipal Fund between Composite and Van Kampen American Capital Management, Inc. ("Van Kampen") (voted on by shareholders of the California Municipal Fund only).

PROPOSAL 7:  To approve or disapprove a new Investment Sub-Advisory Agreement for the Florida Insured Municipal Fund between Composite and Van Kampen (voted on by shareholders of the Florida Insured Municipal Fund only).

PROPOSAL 8:  To approve or disapprove a new Investment Sub-Advisory Agreement for the California Insured Intermediate Municipal Fund between Composite and Van Kampen (voted on by shareholders of the California Insured Intermediate Municipal Fund only).

PROPOSAL 9:  To transact such other business as may properly come before this
             Special Meeting or any adjournments thereof.

     Only shareholders of the Trust at the close of business on are entitled to notice of, and to vote at, the special meeting. Shareholders of the Growth & Income Fund, U.S. Government Fund, Corporate Income Fund, National Municipal Fund, Global Money Market Fund, U.S. Government Money Market Fund and the Short Term Global Government Fund will receive a separate proxy statement regarding the election of Trustees, as well as certain issues related solely to those funds of the Trust.

--------------------------------------------------------------------------------
     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

                                          By Order of the Board of Trustees

                                          Keith B. Pipes
                                          Secretary
Dated: October   , 1997

                                PRELIMINARY COPY


                               SIERRA TRUST FUNDS
                         9301 CORBIN AVENUE, SUITE 333
                          NORTHRIDGE, CALIFORNIA 91324

                            ------------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished by the Board of Trustees (the "Board") of the Sierra Trust Funds (the "Trust") on behalf of California Money Fund, Short Term High Quality Bond Fund, California Municipal Fund, Florida Insured Municipal Fund, California Insured Intermediate Municipal Fund, Growth Fund, Emerging Growth Fund, International Growth Fund and Target Maturity 2002 Fund (each a "Fund," and collectively the "Funds"), in connection with the solicitation of proxies for use at the special meeting of shareholders of the
Funds to be held on December        , at   p.m. Pacific Time, or at any
adjournment thereof (the "Special Meeting"), at the offices of Sierra Fund Administration Corporation, 9301 Corbin Avenue, Suite 333, Northridge, California 91324. It is expected that the Notice of Special Meeting, the Proxy
Statement and Proxy Cards will be mailed to shareholders on or about October   ,
1997.

     The primary purpose of the Special Meeting is to (1) ask shareholders to elect a board of Trustees, (2) permit shareholders of each Fund to consider a new Investment Advisory Agreement (the "New Advisory Agreement") between the Trust and Composite Research & Management Co. ("Composite"), (3) approve a proposal which would authorize the Board to appoint investment sub-advisers for each Fund without the necessity of seeking shareholder approval, and (4) permit shareholders of each of the Growth, International Growth, California Municipal, Florida Insured Municipal, [Emerging Growth], and California Insured Intermediate Municipal Funds to consider new Investment Sub-Advisory Agreements (each a "New Sub-Advisory Agreement") to take effect following the consummation of a New Advisory Agreement. The Trust's New Advisory Agreement is similar in substance to the Trust's current Investment Advisory Agreements (the "Current Advisory Agreements"), except that Composite, rather than a sub-adviser, will retain investment discretion for certain Funds and, rather than continue to have a separate administration agreement, a portion of the advisory fee will be allocated by Composite to pay for administrative services. In addition, the New Sub-Advisory Agreements are identical to each applicable Fund's current Investment Sub-Advisory Agreement (each a "Current Sub-Advisory Agreement"), except for the parties and dates of execution, effectiveness and initial term.

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy
to be received on or before   p.m. Pacific Time on             , 1997. No
postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR each proposal described above (each a "Proposal" and, together, the "Proposals"). All shareholders of the Funds are entitled to vote on Proposals 1, 2 and 3. With respect to Proposals 4, 5, 6, 7 and 8, only those shareholders of the Growth, International Growth, California Municipal, Florida Insured Municipal and California Insured Intermediate Municipal Funds, respectively, may vote on the applicable Proposal for approval of the New Sub-Advisory Agreements. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Trust, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting. This Proxy Statement solicits votes on Proposals affecting more than one Fund as set forth below. Shareholders are requested to vote only on those Proposals affecting the Fund or Funds of which they are shareholders.

                     PROPOSAL                               SHAREHOLDERS ENTITLED TO VOTE
--------------------------------------------------  ----------------------------------------------
Proposal 1 -- (Election of Trustees)                Shareholders of the Trust as a whole
Proposal 2 -- (Approval of New Advisory Agreement)  Shareholders of each Fund of the Trust vote separately
Proposal 3 -- (Permitting the Trust to Appoint      Shareholder of each Fund of the Trust vote
  Sub-Advisors Without Shareholder Approval)        separately
Proposal 4 -- (Approval of New Sub-Advisory         Shareholders of the Growth Fund only
  Agreement)
Proposal X -- (Approval of New Sub-Advisory         Shareholders of the Emerging Growth Fund only
  Agreement)
Proposal 5 -- (Approval of New Sub-Advisory         Shareholders of the International Growth Fund
  Agreement)                                        only
Proposal 6 -- (Approval of New Sub-Advisory         Shareholders of the California Municipal Fund
  Agreement)                                        only
Proposal 7 -- (Approval of New Sub-Advisory         Shareholders of the Florida Insured Municipal
  Agreement)                                        Fund only
Proposal 8 -- (Approval of New Sub-Advisory         Shareholders of the California Insured
  Agreement)                                        Intermediate Municipal Fund only

     The close of business on             , 1997 has been fixed as the record
date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. The table below sets forth the number of shares outstanding as of the Record
Date:

                                                                         SHARES
                                      FUND                             OUTSTANDING
            ---------------------------------------------------------  -----------
            California Money Fund....................................
            Short Term High Quality Bond Fund........................
            California Municipal Fund................................
            California Insured Intermediate Municipal Fund...........
            Florida Insured Municipal Fund...........................
            Emerging Growth Fund.....................................
            International Growth Fund................................
            Growth Fund..............................................
            Target Maturity 2002 Fund................................

Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     [The expenses of the Special Meeting will be borne by Composite and its affiliates.] The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of Composite and Sierra Fund Administration Corporation ("Sierra Administration"), their affiliates, or third parties hired for the purpose.

     THE TRUST WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 1997, UPON REQUEST. THE ANNUAL REPORT OF THE TRUST MAY BE OBTAINED BY WRITTEN REQUEST TO THE TRUST, 9301 CORBIN AVENUE, SUITE 333, NORTHRIDGE, CALIFORNIA 91324 OR BY CALLING (800) 222-5852.

     The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act") and its shares are registered under the Securities Act of 1933.

                                  INTRODUCTION

     On July 1, 1997, Great Western Financial Corporation ("GWFC"), the indirect parent of Sierra Investment Advisors Corporation ("Sierra Advisors"), the Trust's current investment adviser, and Washington Mutual, Inc. ("Washington Mutual"), a publicly held financial services company, consummated a previously announced Agreement and Plan of Merger resulting in the merger of GWFC with and into a wholly owned subsidiary of Washington Mutual (the "Merger"). As a result of the Merger, Sierra Advisors and its affiliates are now indirect subsidiaries of Washington Mutual.

     The Special Meeting is being called in preparation for the planned consolidation of the funds managed by Sierra Advisors and its affiliates, and those managed by Composite, which also is an indirect subsidiary of Washington Mutual. The planned consolidation will result in a common Board and a single investment adviser, as well as several reorganizations of funds managed by Sierra Advisers with and into funds managed in accordance with similar or compatible investment objectives and policies managed by Composite or Sierra Advisors. This Proxy Statement relates only to the Proposals and the relevant Funds listed above, none of which are being reorganized, and does not deal with the proposed reorganizations of funds managed by Sierra Advisers or Composite.

PROPOSAL 1: TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT A BOARD OF TRUSTEES OF THE TRUST.

     At the Special Meeting, it is proposed that thirteen Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of David E. Anderson, Wayne L. Attwood, M.D., Arthur H. Bernstein, Esq., Kristianne Blake, Edmond R. Davis, Esq., John W. English, Anne V. Farrell, Michael K. Murphy, Alfred E. Osborne, Jr., Ph.D., William G. Papesh, Daniel L. Pavelich, Jay Rockey and Richard C. Yancey (each a "Nominee" and collectively, the "Nominees"). Messrs. Anderson, Bernstein, Davis, English and Osborne are currently members of the Board of Trustees of the Trust. Messrs. Attwood, Murphy, Papesh, Pavelich, Rockey and Yancey and Mmes. Blake and Farrell currently serve on the Boards of Directors of the mutual funds managed by Composite (the "Composite Funds"), but have not previously served on the Board of Trustees of the Trust. Approval of this Proposal will provide a single Board combining the current Trustees of the Trust and the current Directors of the Composite Funds.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the trustees may recommend.

     The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, the Trust is not required to hold annual meetings. The Trust has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

     Even with the elimination of routine annual meetings, the Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Trust's Master Trust Agreement. Shareholder meetings will be held, in compliance with the 1940 Act, to elect Trustees under certain circumstances. Shareholder meetings may also be held by the Trust for other purposes, including to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the 1940 Act applied.

INFORMATION REGARDING NOMINEES

     The following information is provided for each Nominee. It includes his or her name, position with the Trust, if any, tenure in office, age, principal occupations or employment during the past five years, trusteeships/directorships with other companies which file reports periodically with the Securities and Exchange Commission ("SEC"), number of trustee positions with the registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services or to which Sierra Advisors or an affiliated person of Sierra Advisors provides investment advisory or administration services (the "Sierra Fund Complex," consisting of the Trust, The Sierra Variable Trust, Sierra Prime Income Fund and Sierra Asset Management Portfolios, and the "Composite Funds," consisting of Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, Composite Northwest Fund, Inc., Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., Composite Tax-Exempt Bond Fund, Inc. and Composite Cash Management Company), number of shares of the funds of the Trust beneficially owned and percentage of shares of the funds of the Trust beneficially owned. As of July 1, 1997, the Nominees as a group beneficially owned an aggregate of less than 1% of the shares of each fund of the Trust and the Trustees and officers of the Trust as a group beneficially owned an aggregate of less than 1% of the shares of each fund of the Trust.

                                  ADDRESS AND BUSINESS EXPERIENCE
                                          DURING THE PAST
    NAME, AGE AND POSITION           FIVE YEARS (INCLUDING ALL         SHARES BENEFICIALLY OWNED AS OF
        WITH THE TRUST                     DIRECTORSHIPS)                       JULY 1, 1997**
-------------------------------  ----------------------------------  ------------------------------------
ARTHUR H. BERNSTEIN, ESQ. (72)   11661 San Vicente Blvd., Suite      Global Money Fund - 50.790
  Chairman of the Board of       701,                                California Money Fund - 15,937.490
  Trustees and Trustee since     Los Angeles, CA 90049               Corporate Income Fund - 19.550
  1989.                          President, Bancorp Capital Group,   California Municipal Fund - 10.756
                                 Inc., 1988 to present; President,   Growth and Income Fund - 6,078.511
                                 Bancorp Venture Capital, Inc.,      (U.S. Government Fund - 2,028.525/
                                 1988 to present. Trustee of 4       Corporate Income Fund - 2,641.185/
                                 trusts in the Sierra Fund Complex.  Emerging Growth Fund - 855.527/
                                                                     Growth Fund - 1,066.341)+
DAVID E. ANDERSON (70)           17960 Seabreeze Drive,              California Municipal Fund - 1,236
  Trustee since 1989.            Pacific Palisades, CA 90272         California Insured Intermediate
                                 Retired. Formerly, President and    Municipal Fund - 492
                                 Chief Executive Officer, GTE        International Growth Fund - 1,261
                                 California, Inc., 1979 to 1988.     Short Term Global
                                 Trustee of 4 trusts in the Sierra   Government Fund - 3,942
                                 Fund Complex.                       Growth Fund - 1,277
EDMOND R. DAVIS, ESQ. (69)       550 South Hope Street, 21st Floor,  California Money Fund - 98,492.180
  Trustee since 1989.            Los Angeles, CA 90071
                                 Partner, Brobeck, Phleger &
                                 Harrison (law firm) 1987 to
                                 present. Trustee of 4 trusts in
                                 the Sierra Fund Complex.
JOHN W. ENGLISH (64)             50-H New England Ave.,              Growth and Income - 12,079.480
  Trustee since 1994.            PO Box 640,                         International Growth
                                 Summit, NJ 07902-0640.              Fund - 8,490.880
                                 Retired. Formerly, Vice President
                                 and Chief Investment Officer, Ford
                                 Foundation, 1981 to 1993. Chairman
                                 of the Board and Director, The
                                 China Fund, Inc. (a closed-end
                                 mutual fund), 1993 to present;
                                 Director, The Northern Trust
                                 Company's Benchmark Funds
                                 (open-end mutual funds), 1994 to
                                 present. Trustee of 4 trusts in
                                 the Sierra Fund Complex.

                                  ADDRESS AND BUSINESS EXPERIENCE
                                          DURING THE PAST
    NAME, AGE AND POSITION           FIVE YEARS (INCLUDING ALL         SHARES BENEFICIALLY OWNED AS OF
        WITH THE TRUST                     DIRECTORSHIPS)                       JULY 1, 1997**
-------------------------------  ----------------------------------  ------------------------------------
ALFRED E. OSBORNE, JR. PH.D.     110 Westwood Plaza, Suite C305      Global Money Fund - 997.880
  (52)                           Los Angeles, CA 90095-1481          Corporate Income Fund - 615.097
  Trustee since 1996.            Professor, The Anderson School and  Growth and Income Fund - 286.178
                                 Director, The Harold Price Center   International Growth Fund - 668.656
                                 for Entrepreneurial Studies at      Short Term Global Government Fund -
                                 University of California at Los     149.053
                                 Angeles, 1972 to present;
                                 Independent general partner,
                                 Technology Funding Venture
                                 Partners V, 1990 to present.
                                 Director, Times Mirror Company,
                                 1980 to present; Director, United
                                 States Filter Corporation, 1991 to
                                 present; Director, Nordstrom,
                                 Inc., 1987 to present; Director,
                                 Greyhound Lines, Inc., 1994 to
                                 present. Trustee of 4 trusts in
                                 the Sierra Fund Complex, 1989 to
                                 1993 and 1996 to present.
WAYNE L. ATTWOOD, M.D. (68)      2931 S. Howard                      None
  Nominee                        Spokane, WA 99203.
                                 Retired. Formerly, Doctor of
                                 internal medicine and
                                 gastroenterology. Director of all
                                 of the Composite Funds.
KRISTIANNE BLAKE (43)            705 W. 7th, Suite D                 None
  Nominee                        Spokane, WA 99203
                                 President, Kristianne Gates Blake,
                                 PS. Director of all of the
                                 Composite Funds.
ANNE V. FARRELL *(62)            425 Pike Street, Suite 510          None
  Nominee                        Seattle, WA 98101
                                 President and Chief Executive
                                 Officer, The Seattle Foundation.
                                 Director, Washington Mutual, Inc.
                                 Director of all of the Composite
                                 Funds.
MICHAEL K. MURPHY* (60)          P.O. Box 3366                       None
  Nominee                        Spokane, WA 99220
                                 Chairman and Chief Executive
                                 Officer, CPM Development
                                 Corporation. Director, Washington
                                 Mutual, Inc. Director of all of
                                 the Composite Funds.
WILLIAM G. PAPESH* (54)          601 W. Main Avenue, Suite 801       None
  Nominee                        Spokane, WA 99201
                                 President and Director, Composite,
                                 1995 to present, President and
                                 Director, Composite Funds
                                 Distributor, Inc., 1997 to
                                 present. President and Director,
                                 Murphey Favre Securities Services
                                 Inc., 1987 to present. President
                                 and Director of all of the
                                 Composite Funds, 1989 to present.
DANIEL L. PAVELICH (53)          Two Prudential Plaza,               None
  Nominee                        180 North Stetson Ave., Suite 4300
                                 Chicago, Il 60601
                                 Chairman and Chief Executive
                                 Officer, BDO Seidman. Director of
                                 all of the Composite Funds.
JAY ROCKEY (69)                  2121 Fifth Avenue                   None
  Nominee                        Seattle, WA 98121
                                 Chairman and Chief Executive
                                 Officer, The Rockey Company.
                                 Director of all of the Composite
                                 Funds.

                                  ADDRESS AND BUSINESS EXPERIENCE
                                          DURING THE PAST
    NAME, AGE AND POSITION           FIVE YEARS (INCLUDING ALL         SHARES BENEFICIALLY OWNED AS OF
        WITH THE TRUST                     DIRECTORSHIPS)                       JULY 1, 1997**
-------------------------------  ----------------------------------  ------------------------------------
RICHARD C. YANCEY (71)           535 Madison Avenue                  None
  Nominee                        New York, NY 10022
                                 Senior Advisor, Dillon, Read &
                                 Co., Inc. Director of all of the
                                 Composite Funds.

---------------

 * Denotes an individual who is an "interested person" as defined in the 1940
   Act.

** This information has been provided by each Nominee for Trustee of the Fund.

 + Represents shares not beneficially owned, but held by funds in the Sierra
   Fund Complex as of July 1, 1997, for purposes of funding obligations under Sierra Fund Complex's Deferred Compensation Plan.

COMPENSATION OF TRUSTEES

     Each Trustee who is not an "interested person" within the meaning of the 1940 Act ("Disinterested Trustee") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Trust and all of the trusts in the Sierra Fund Complex for which he or she serves. The Trust pays each Trustee who is not a director, officer or employee of Washington Mutual, Sierra Services, Sierra Advisors, the Sub-Advisers or First Data Investor Services Group, Inc., or any of their affiliates, $7,500 per annum plus $1,500 per board meeting attended, $1,000 per Audit and/or Nominating Committee meeting attended and reimbursement for travel and out-of-pocket expenses. Since December 1996, the Chairman has received one and a half times the normal Trustee's compensation. The Chairman of the Audit Committee receives $1,500 per Audit Committee meeting attended. Officers of the Trust receive no direct remuneration from the Trust for serving in such capacity. Officers of the Trust who are employees of Sierra Advisors or its affiliates may be considered to have received remuneration indirectly.

     Pursuant to an exemptive order granted by the SEC, the Trust's eligible Trustees may participate in a deferred compensation plan (the "Plan"), which may be terminated at any time. Under the Plan, Trustees may elect to defer receipt of all or a portion of their fees which, in accordance with the Plan, are invested in mutual fund shares of the Sierra Fund Complex. Upon termination of the Plan, Trustees that have deferred accounts under the Plan will be paid benefits no later than the time the payments would otherwise have been made without regard to such termination. All benefits provided under these plans are funded and any payments to Plan participants are paid solely out of the Trust's assets.

     The aggregate compensation payable by the Trust to each of the Trustees serving during the fiscal year ended June 30, 1997 is set forth in the compensation table below. The aggregate compensation payable to such Trustees during the fiscal year ended June 30, 1997, by the Sierra Fund Complex is also set forth in the compensation table below. The Trustees do not receive any pension or retirement benefits from any Trust.

                               COMPENSATION TABLE

                                                                      TOTAL COMPENSATION
                                      AGGREGATE COMPENSATION     FROM THE SIERRA FUND COMPLEX
           NAME AND POSITION         PAYABLE FROM THE TRUST**       PAYABLE TO TRUSTEES***
    -------------------------------  ------------------------   -------------------------------
    Arthur H. Bernstein, Trustee...          $ 22,938              $54,063 for service on 4
                                                                            boards*
    David E. Anderson, Trustee.....            18,000           42,000 for service on 4 boards
    Edmond R. Davis, Trustee.......            18,000           42,000 for service on 4 boards

    John W. English, Trustee.......            18,000           42,000 for service on 4 boards
    Alfred E. Osborne, Jr.,                    18,000
      Trustee......................                             42,000 for service on 4 boards

---------------

  * Includes $1,500 paid to Mr. Bernstein for serving as Chairman of the Audit Committee Meeting held by the Sierra Fund Complex on September 10, 1996.

 ** Includes compensation deferred pursuant to Deferred Compensation Plan.

*** Sierra Advisors reimbursed the Trust for the cost, including trustee fees, of all special meetings held with regard to contemplation of the sale of Sierra Capital Management Corporation, as well as the merger between GWFC and Washington Mutual.

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

     There were fifteen meetings of the Board of Trustees, including six telephonic meetings, held during the fiscal year ended June 30, 1997. During that fiscal year, all Trustees attended at least 75% of the meetings of the Board.

     The Board has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Funds' financial operations. The members of the Audit Committee during the fiscal year ended June 30, 1997, were Messrs. Bernstein (Chairman), Anderson, Davis, English and Osborne, each of whom is not an "interested person" within the meaning of the 1940 Act. The Audit Committee met once during the fiscal year ended June 30, 1997 and all members attended the meeting. The Chairman of the Audit Committee receives $1,500 for each Audit Committee meeting attended.

     The Board has a Nominating Committee. The Nominating Committee makes recommendations to the full Board with respect to candidates for the Board. The members of the Nominating Committee during the fiscal year ended June 30, 1997, were Messrs. Cerini (Mr. Cerini resigned as a Trustee of the Trust effective May 29, 1997), Anderson, Bernstein, Davis, Osborne and English, each of whom, with the exception of Mr. Cerini, is not an "interested person" within the meaning of the 1940 Act. The Nominating Committee did not meet during the fiscal year ended June 30, 1997.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

     At a meeting of the Board held on October 28, 1997, the Board recommended that shareholders vote FOR each of the Nominees for Trustee named herein. In recommending that shareholders elect the Nominees as Trustees of the Trust, the Board considered the Nominees' experience and qualifications. In particular, each of the Nominees who has not previously served on the Board has previous experience serving on the Board of Directors of various funds in the Composite Family of Funds.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

     The Election of each Nominee requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Trust, the Board will consider alternative nominations.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST VOTE FOR THE
                           ELECTION OF THE NOMINEES.

PROPOSAL 2:  TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT
             BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND COMPOSITE RESEARCH & MANAGEMENT CO.

     The Board has determined that it would be in the best interest of each Fund and their shareholders to retain Composite as the investment adviser for each Fund and recommends that shareholders of each Fund approve Composite as its adviser and approve the New Management Agreement between the Trust, on behalf of each Fund, and Composite, a form of which is attached hereto as Exhibit A. The Trustees of the Trust, including all of the Disinterested Trustees, approved the New Management Agreement with respect to each Fund at a meeting held on October 28, 1997. The Trustees do not anticipate, as a result of the change in investment advisers, any reduction in the quality of services now provided to the Funds.

     The Trustees are recommending that Composite replace the Funds' current investment adviser, Sierra Advisors. Sierra Advisors, as the result of a recent merger between Washington Mutual and Sierra Advisors' former indirect parent, GWFC, is an indirect subsidiary of Washington Mutual. Washington Mutual has indicated that it intends to consolidate all of its investment advisory businesses within Composite. As a result of such consolidation, which would likely occur in early 1998, Sierra Advisors would cease to exist as a separate entity.

SIERRA ADVISORS

     Sierra Advisors is registered under the Investment Advisers Act of 1940 (the "Advisers Act") and is currently the investment adviser to each Fund of the Trust. Although Sierra Advisors serves as investment adviser to each Fund, investment discretion for each Fund generally has been delegated to various sub-advisers. Nonetheless, Sierra Advisors remains responsible for analyzing economic and market trends; formulating and assessing investment policies and recommending changes to the Board where appropriate; supervising compliance by sub-advisers with each Fund's investment objectives, policies and limits, as well as with laws and regulations applicable to each Fund; evaluating the performance of the sub-advisers in light of selected benchmarks and the needs of the Funds; evaluating potential additional or replacement sub-advisers and recommending changes to the Board where appropriate; and reporting to the Board and shareholders on the foregoing. The sub-advisers, in turn, are responsible for continuously reviewing, supervising and administering the particular Fund's investment program with respect to the Fund's assets.

COMPOSITE

     Composite, a subsidiary of Washington Mutual, with principal offices located at 1201 Third Avenue, Seattle, Washington 98101, is also registered under the Advisers Act. Composite has been in the investment management business since 1944 and currently manages more than $2.6 billion for mutual funds and institutional accounts, including more than $1.7 billion within the Composite Funds. It is anticipated that Composite would manage the day to day portfolio operations of the California Money Fund, Short Term High Quality Bond Fund, Emerging Growth Fund and Target Maturity 2002 Fund, but would, at least initially, delegate investment discretion for the remaining Funds to the sub-advisers listed in Proposals 4 through 8 of this Proxy Statement.

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF COMPOSITE

   NAME AND POSITION
    WITH THE ADVISER           ADDRESS                      PRINCIPAL OCCUPATION
------------------------  ------------------  ------------------------------------------------
William G. Papesh         1201 Third Avenue   Director and President, Composite; Director and
  Director and President  Seattle, WA 98101   President , Murphey Favre Securities Services
                                              Inc.
Kerry K. Killinger        1201 Third Avenue   Chairman, Chief Executive Officer and Director,
  Director                Seattle, WA 98101   Washington Mutual Bank.
Monte D. Calvin           1201 Third Avenue   Executive Vice President, Murphey Favre
  Director and Treasurer  Seattle, WA 98101   Securities Services Inc.
Craig S. Davis            1201 Third Avenue   Executive Vice President, Washington Mutual;
  Director                Seattle, WA 98101   Chairman, ASB Financial Services
J. Pamela Dawson          1201 Third Avenue   President, WM Financial Services, Inc.;
  Director                Seattle, WA 98101   President, ASB Financial Services, Inc.

THE INVESTMENT MANAGEMENT AGREEMENT

     In anticipation of the consolidation of Sierra Advisors with Composite, the Trustees of the Fund, including the Disinterested Trustees, unanimously approved the New Management Agreement. Although the form of the New Management Agreement is different from the form of the Current Advisory Agreements, the material provisions of the New Management Agreement, but for the exceptions highlighted below, are substantially similar to the material provisions of the Current Advisory Agreements between Sierra Advisors and the Funds.

     The principal difference is that the New Management Agreement contemplates that Composite will retain investment discretion with respect to several of the Funds, rather than continuing with the current sub-advisory arrangements. Also, rather than continuing to have a separate administration agreement, a portion of each Fund's management fee, which will be higher than the current advisory fee for several funds, will be allocated to Murphey Favre Securities Services, Inc., an affiliate of Composite, for administrative services, portfolio accounting and regulatory compliance systems, but not transfer agency services. Currently, the Trust, on behalf of each Fund is a party to an administrative agreement with Sierra Funds Administration Corporation (the "Current Administrative Agreement"), which also covers fees paid to the Funds' transfer agent. Nonetheless, in all cases, the aggregate fees payable under the New Management Agreement and the proposed new transfer agency agreement will be equal to or less than the aggregate fee currently payable under the Current Advisory Agreement and Current Administration Agreement. In addition, the New Management Agreement, unlike the Current Advisory Agreement, does not specifically hold Composite liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Finally, the New Management Agreement differs from the Current Advisory Agreement as follows: (1) the new Adviser; (2) the dates of execution, effectiveness and initial term; (3) the deletion of provisions relating to state expense limits that have been preempted by federal law; (4) a specific provision allowing for amendment of the Agreement; (5) a provision restricting the Trust's use of the proprietary names "Sierra" and "Composite"; and (6) the provision for termination of the New Management Agreement by the Adviser upon 60 days' notice, rather than the 90 days' notice required under the Current Advisory Agreements. See "The New Management Agreement" below.

THE CURRENT ADVISORY AGREEMENTS

     The Current Advisory Agreements between Sierra Advisors and each Fund, were most recently renewed by the Trustees at a meeting of the Board held on September 9, 1997, is dated and was last approved by the shareholders of each Fund on the following dates:

                                                  DATE OF CURRENT
                                                INVESTMENT ADVISORY    DATE LAST APPROVED BY
                       FUND                          AGREEMENT              SHAREHOLDERS
    ------------------------------------------  -------------------    ----------------------
    California Money Fund.....................     July 7, 1989         September 28, 1990**
    Short Term High Quality Bond Fund.........   September 6, 1993               *
    California Municipal Fund.................     July 7, 1989          October 25, 1991**
    Florida Insured Municipal Fund............     June 2, 1993                  *
    California Insured Intermediate Municipal
      Fund....................................     April 1, 1994                 *
    Growth Fund...............................     April 1, 1993                 *
    Emerging Growth Fund......................     July 18, 1990         October 22, 1993+
    International Growth Fund.................     July 18, 1990         October 14, 1994++
    Target Maturity 2002 Fund.................    March 17, 1995                 *

---------------

 * Approved by Sole Shareholder at commencement of operations.

** Agreement submitted for approval pursuant to undertaking, to the SEC, to submit the Advisory Agreement relating to a new Fund to shareholders for their approval at the first meeting of shareholders following the new Fund's initial offering of shares.

 + New Agreement submitted for approval in order to adjust compensation paid to the investment adviser.

++ New Agreement submitted for approval because of changes in the sub-advisory fee structure.

     The Current Advisory Agreements provide that Sierra Advisors, in return for its fee, will (1) participate in the formulation of each Fund's investment policies; (2) analyze economic trends affecting each Fund;

(3) monitor the expenses incurred by each Fund; (4) monitor the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) that are provided to each Fund and that may be considered by each Fund's investment sub-adviser in selecting brokers or dealers to execute particular transactions; and (5) monitor and evaluate the services provided by each Fund's investment sub-adviser under its investment sub-advisory agreement, including, without limitation, the sub-advisor's adherence to the Fund's investment objective(s) and policies and the Fund's investment performance. Subject to the approval of the Board and the shareholders of each Fund, Sierra Advisors may delegate certain of its duties enumerated above to one or more sub-advisers.

     The Current Advisory Agreements provide for payment of compensation to Sierra Advisors on the first business day of each month for the previous month at the following annual rates:

       AMOUNT OF ASSETS                       AFTER 50;     AFTER 100;     AFTER 125;     AFTER 200;
           ($ MIL.)              FIRST 50      NEXT 50       NEXT 25        NEXT 75        NEXT 300      OVER 500
-------------------------------  --------     ---------     ----------     ----------     ----------     --------
California Money Fund*.........    .50%          .50%          .50%           .50%           .50%           .40%
Short Term High Quality Bond
  Fund.........................    .50%          .50%          .50%           .50%           .45%           .40%
California Municipal Fund**....    .65%          .65%          .65%           .65%           .65%           .50%
Florida Insured Municipal
  Fund**.......................    .60%          .60%          .60%           .60%           .60%           .45%
California Insured Intermediate
  Municipal Fund**.............    .65%          .65%          .65%           .65%           .65%           .50%
Growth Fund....................    .95%          .95%          .90%           .90%          .875%          .875%
Emerging Growth Fund...........    .90%          .90%          .85%           .85%           .85%           .75%
International Growth Fund......    .95%          .85%          .85%           .65%           .65%           .65%
Target Maturity 2002 Fund......    .25%          .25%          .25%           .25%           .25%           .20%

---------------

 * Sierra Advisors has contractually agreed to limit the annual management fees that are payable under the investment advisory agreements with the California Money Fund to 0.40%.

** For these Funds, Sierra Advisors has contractually agreed to limit the annual management fees that are payable under the investment advisory agreements with the Funds to 0.55%.

     The Current Advisory Agreements provide that Sierra Advisors will bear all expenses in connection with the performance of its services under the Current Advisory Agreements, including, without limitation, payment of sub-advisory fees to any sub-adviser. Each Fund assumes and shall pay or cause to be paid all other expenses of the Fund.

     The Current Advisory Agreements are terminable, without penalty, on 60 days' written notice, by the Board or by vote of holders of a majority of a Fund's shares, or upon 90 days' written notice, by Sierra Advisors. Each Current Advisory Agreement will terminate automatically in the event of its assignment.

     The Current Advisory Agreements obligate Sierra Advisors, in the performance of its duties, to exercise its best judgment in rendering its services, but provides that Sierra Advisors shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of Sierra Advisors or its officers, Trustees or employees, or reckless disregard by Sierra Advisors of its obligations and duties under the agreement. The Current Advisory Agreements also provide that any claims by Sierra Advisors against a Fund may be satisfied only from the assets of that Fund, and that no shareholder, Trustee or officer of a Fund, or any other Fund may be held personally liable or responsible for any obligations arising out of such agreement.

     For the fiscal year ended June 30, 1997, each Fund paid management fees to Sierra Advisors, administration fees to Sierra Fund Administration Corporation, and distribution fees to Sierra Investment Services Corporation as follows:

                                                                ADMINISTRATION
                    FUND                   MANAGEMENT FEES*         FEES*          DISTRIBUTION FEES*
    -------------------------------------  ----------------     --------------     ------------------
    California Money Fund................     $  187,084          $  140,313           $  117,490
    Short Term High Quality Bond Fund....     $        0**        $  107,344           $  105,759
    California Municipal Fund............     $  982,429          $1,312,972           $1,115,027
    Florida Insured Municipal Fund.......     $        0***       $  110,484           $  117,846
    California Insured Intermediate
      Municipal Fund.....................     $   48,297          $  253,706           $  341,927
    Growth Fund..........................     $2,418,645          $  927,458           $  915,910
    Emerging Growth Fund.................     $2,600,399          $1,050,165           $1,025,883
    International Growth Fund............     $1,444,004          $  616,002           $  505,118
    Target Maturity 2002 Fund............     $        0#         $   10,859           $    7,756

  * After fee waivers.

 ** After reimbursement of $40,836.

*** After reimbursement of $22,193.

 # After reimbursement of $59,718.

THE NEW MANAGEMENT AGREEMENT

     The Board of Trustees approved the proposed New Management Agreement between the Fund and Composite on October 28, 1997, a form of which is attached as Exhibit A hereto. The New Management Agreement provides that Composite, in return for its fee, will (1) provide supervision of each Fund's investments, furnish a continuous investment program for each Fund's portfolio and determine from time to time what securities will be purchased, retained, or sold by each Fund, and what portion of the assets will be invested or held as cash; (2) determine the securities to be purchased or sold by each Fund and place orders for the purchase and sale of portfolio securities pursuant to its determinations with brokers or dealers it selects. Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the 1940 Act, Composite may delegate certain of its duties enumerated above to one or more sub-advisers.

     The New Management Agreement provides that Composite will bear all expenses in connection with the performance of its services under the Agreement, including payment of sub-advisory fees to any sub-adviser, administrative fees to Murphey Favre Securities Services, Inc. for administrative services, portfolio accounting and regulatory compliance systems, and the salaries and expenses of any of the officers or employees of Composite who act as officers, Trustees or employees of the Trust; but excluding the cost of securities purchased for each Fund and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the Fund. Each Fund assumes and shall pay or cause to be paid all other expenses of the Fund.

     The New Management Agreement is terminable, without penalty, on 60 days' written notice, by the Board or by vote of holders of a majority of a Funds' shares, or upon 60 days' written notice, by Composite. The New Management Agreement will terminate automatically in the event of its assignment.

     The New Management Agreement obligates Composite, in the performance of its duties, to exercise its best judgment in rendering its services, but provides that Composite shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of Sierra Advisors or its officers, Trustees or employees, or reckless disregard by Composite of its obligations and duties under the agreement. The New Management Agreement also provides that any claims by Composite against a Fund may be satisfied only from the assets of that Fund, and that no shareholder, Trustee, officer, employee or agent of a Fund, or any other Fund may be held personally liable or responsible for any obligations arising out of such agreement.

     The New Management Agreement provides for payment to Composite of a monthly fee computed on the average daily net assets of each Fund at the following annual rates:

            AMOUNT OF ASSETS                          AFTER 50;   AFTER 100;   AFTER 125;   AFTER 200;      OVER
                ($ MIL.)                   FIRST 50    NEXT 50     NEXT 25      NEXT 75      NEXT 300       500
-----------------------------------------  --------   ---------   ----------   ----------   ----------   ----------
California Money Fund*...................     .50%        .50%        .50%          .50%         .50%         .40%
Short Term High Quality Bond Fund........     .50%        .50%        .50%          .50%         .45%         .40%
California Municipal Fund**..............     .70%        .70%        .70%          .70%         .70%         .55%
Florida Insured Municipal Fund**#........     .70%        .70%        .70%          .70%         .70%         .55%.
                                                                         (1)
California Insured Intermediate Municipal     .70%        .70%        .70%          .70%         .70%         .55%
  Fund**#................................
Growth Fund#.............................    1.10%       1.10%       1.05%         1.05%       1.025%       1.025%
Emerging Growth Fund#....................    1.05%       1.05%       1.00%         1.00%        1.00%         .90%
International Growth Fund#...............    1.10%       1.00%       1.00%          .80%         .80%         .80%
Target Maturity 2002 Fund................     .25%        .25%        .25%          .25%         .25%         .25%

---------------

* Composite has agreed voluntarily to limit the annual management fees that are payable under the New Management Agreement with the California Money Fund to 0.40% for an indefinite period of time.

** For these Funds, Composite has agreed voluntarily to limit the annual management fees that are payable under the Management Agreement with the Funds to 0.60% for an indefinite period of time.

# Shaded areas indicate asset levels at which management fees will differ from the Current Advisory Agreements.

     The fee as a percentage of net assets payable by the California Money and Short Term High Quality Bond Funds will be the same under the New Management Agreement as under the Current Advisory Agreements. The fee for Target Maturity 2002 Fund under the New Management Agreement would be the same as under the Current Advisory Agreement until the Fund has assets of more than $500 million, at which point the fee would be higher. Nonetheless, if the fee under the New Management Agreement had been in effect for these Fund's most recently completed fiscal year, the fee to which Composite would have been entitled, would have been identical to that to which it was entitled under the Current Advisory Agreements. Further, because a portion of the services provided under the Current Administration Agreement would be paid out of Composite's fee, each of these Fund's total expenses would decrease.

     With respect to Class A Shares of each of the other Funds, the following table shows current expenses, labeled as "Old Fees," and expenses under the New Management Agreement, labeled as "New Fees." Class B, I and S Shares have different "Shareholder Transaction Expenses" and "12b-1 Fees," but have similar "Management" and "Other" expenses.

                     SUMMARY OF SIERRA TRUST FUNDS EXPENSES

                                                                       EMERGING            INTERNATIONAL
                                                GROWTH FUND           GROWTH FUND           GROWTH FUND
                                            -------------------   -------------------   -------------------
                                            OLD FEES   NEW FEES   OLD FEES   NEW FEES   OLD FEES   NEW FEES
                                            --------   --------   --------   --------   --------   --------
SHAREHOLDER TRANSACTION EXPENSES
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES
  (AS A PERCENTAGE OF OFFERING PRICE)
  Class A.................................    5.75%      5.75%      5.75%      5.75%      5.75%      5.75%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE
  OF AVERAGE NET ASSETS)
MANAGEMENT FEES (AFTER VOLUNTARY WAIVERS
  OR REIMBURSEMENT)(6)
  Class A.................................    0.92%      1.07%      0.87%      1.02%      0.82%      0.97%
12B-1 FEES(7)
  Class A.................................    0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
OTHER EXPENSES(8)
  Class A.................................    0.53%      0.34%      0.52%      0.34%      0.56%      0.37%
TOTAL FUND OPERATING EXPENSES(9)
  Class A.................................    1.70%      1.66%      1.64%      1.61%      1.63%      1.59%

                                                                  CALIFORNIA INSURED
                                                CALIFORNIA           INTERMEDIATE         FLORIDA INSURED
                                              MUNICIPAL FUND        MUNICIPAL FUND        MUNICIPAL FUND
                                            -------------------   -------------------   -------------------
                                            OLD FEES   NEW FEES   OLD FEES   NEW FEES   OLD FEES   NEW FEES
                                            --------   --------   --------   --------   --------   --------
SHAREHOLDERS TRANSACTION EXPENSES
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES
  (AS A PERCENTAGE OF OFFERING PRICE)
  Class A.................................    4.50%      4.50%      4.50%      4.50%      4.50%      4.50%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE
  OF AVERAGE NET ASSETS)
MANAGEMENT FEES (AFTER VOLUNTARY WAIVERS
  OR REIMBURSEMENT)(1)
  Class A.................................    0.26%      0.60%      0.03%      0.34%      0.05%      0.21%
12B-1 FEES
  Class A.................................    0.25%      0.25%      0.25%      0.25%      0.25%      0.25%
OTHER EXPENSES(2)
  Class A.................................    0.46%      0.12%      0.54%      0.23%      0.52%      0.36%
TOTAL FUND OPERATING EXPENSES(3)
  Class A.................................    0.97%      0.97%      0.82%      0.82%      0.82%      0.82%

---------------

(1) Reflects voluntary waivers of management fees by the Advisor. In the absence of such voluntary waivers, new management fees would have been for each of the following Funds: California Municipal Fund -- 0.70%; Florida Insured Municipal Fund -- 0.70%; California Insured Intermediate Municipal Fund -- 0.70%. In the absence of such voluntary waivers, current (old) management fees would have been for each of the following Funds: California Municipal Fund -- 0.55%; Florida Insured Municipal Fund -- 0.55%; California Insured Intermediate Municipal Fund -- 0.55%.

(2) After voluntary waivers or reimbursement. Reflects the voluntary agreement of the Advisor to bear certain expenses and Administrator to waive fees to limit total fund expenses for the Class A Shares.

(3) The total fund operating expenses set forth in the foregoing table are restated to reflect anticipated management fees and other expenses (after voluntary waivers or reimbursements). Set forth below are total fund operating expenses, based on the fees under the New Management Agreement, absent such fee waivers and expense reimbursements: California Municipal Fund, 1.10%; Florida Insured Municipal

    Fund, 1.31%; California Insured Intermediate Municipal Fund, 1.18%. Set forth below are total fund operating expenses, based on the fees under the Current Advisory Agreement and Current Administration Agreement, absent such fee waivers and expense reimbursements: California Municipal Fund, Class
    A -- 1.26%; Florida Insured Municipal Fund, Class A -- 1.46%; California Insured Intermediate Municipal Fund, Class A -- 1.34%.

  Example:

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of time period.

                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        --------   --------   --------   --------
Growth Fund (Old Fees)................................
Growth Fund (New Fees)................................
Emerging Growth Fund (Old Fees).......................
Emerging Growth Fund (New Fees).......................
International Growth Fund (Old Fees)..................
International Growth Fund (New Fees)..................
California Municipal Fund (Old Fees)..................
California Municipal Fund (New Fees)..................
California Insured Intermediate.......................
Municipal Fund (Old Fees).............................
California Insured Intermediate.......................
Municipal Fund (New Fees).............................
Florida Insured Municipal Fund (Old Fees).............
Florida Insured Municipal Fund (New Fees).............

     Although the fees payable under the Current Advisory Agreement and the Current Administration Agreement for each Fund is generally the same or more than the fee payable under the New Management Agreement and the new transfer agency agreement, the fee as a percentage of net assets payable by the following Funds under the New Management Agreement alone would generally be more than under the Current Advisory Agreements alone. Shown below is the fee actually received by Sierra Advisers from the Current Advisory Agreement (the "Old Fee"), the fee that would have been paid to Composite under the New Management Agreement had it been in effect for these Funds' most recently completed fiscal year (the "New Fee"), and the New Fee expressed as a percentage of the Old Fee:

                                                                                    NEW FEE AS
                                                                                   A PERCENTAGE
                         FUND                         OLD FEES       NEW FEE        OF OLD FEE
    -----------------------------------------------  ----------     ----------     ------------
    California Money Fund..........................  $  187,084
    Short Term High Quality Bond Fund..............  $        0
    California Municipal Fund......................  $  982,429
    California Insured Intermediate Municipal
      Fund.........................................  $        0
    Florida Insured Municipal Fund.................  $   48,297
    Emerging Growth Fund...........................  $2,418,645
    International Growth Fund......................  $2,600,399
    Growth Fund....................................  $1,444,004
    Target Maturity 2002 Fund......................  $        0

     The New Management Agreement would take effect upon the later to occur of
(1) the obtaining of shareholder approval or (2) January 1, 1998. The New Management Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Management Agreement, the Board based its determination primarily on its conclusion that Composite could provide a level of service to the Funds that meets or exceeds the current level of service provided to the Funds, and took into account that the fees and expenses payable by the Funds under the New Management Agreement, combined with the new transfer agency agreement, are substantially identical or less than those payable under the Current Advisory Agreements, combined with the Current Administration Agreement. Before reaching its conclusions, the Board conducted an extensive "due diligence" review. Among other things, the Board received reports from counsel and independent experts specifically hired to evaluate Composite's ability to manage the Funds. The Board also was informed of the resources of Washington Mutual and its affiliates that could be made available to Composite and the Funds. The Trustees also considered Composite's experience as adviser and service provider to the Composite Funds.

     Although the Merger did not result in "a change of control" of Sierra Advisors, in light of the upcoming consolidation of Sierra Advisors with Composite, the Board was assured on behalf of Sierra Advisors and Composite that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser that results in the "assignment" of an advisory agreement, as that term is defined in the 1940 Act, so long as the following two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired adviser or the acquiror (Sierra Advisors and Composite, respectively, in this case). If the nominees listed in Proposal 1 above are elected by shareholders, the Trust would be in compliance with this provision of Section 15(f) . Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the assignment whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Sierra Advisors and Composite are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Trust as a result of the recent Merger or the upcoming consolidation of Sierra Advisors with Composite.

     [The Board also considered that the costs of the Special Meeting would be borne by Composite.]

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Trustees, unanimously approved the New Management Agreement with respect to each Fund and voted to recommend its approval to the shareholders of each Fund.

     In the event that shareholders of a Fund do not approve the New Management Agreement for such Fund, the Current Advisory Agreement for such Fund will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Management Agreement.

SHAREHOLDER APPROVAL OF THE NEW MANAGEMENT AGREEMENT

     Approval of the New Management Agreement requires the affirmative vote of a majority of the outstanding shares of each Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of a Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by Proxy, or (2) more than 50% of a Fund's outstanding shares, whichever is less.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR
                   APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

PROPOSAL 3:  TO APPROVE OR DISAPPROVE A PROPOSAL WHICH WOULD AUTHORIZE THE BOARD
             OF TRUSTEES TO REPLACE OR APPOINT INVESTMENT SUB-ADVISERS FOR EACH FUND WITHOUT THE NECESSITY OF SEEKING SHAREHOLDER APPROVAL.

     This Proposal would permit the Board to replace or appoint investment sub-advisers for each Fund without obtaining shareholder approval of the relevant Fund's shareholders. This proposal is being submitted to the shareholders of each Fund for approval as required by the terms of an exemptive application filed with the SEC and will not become effective with respect to any particular Fund unless and until (1) the SEC has granted the relief requested in the exemptive application, and (2) this proposal has been approved by a majority vote of such Fund's shareholders.

     It is anticipated that implementation of this Proposal will enable the Trust to achieve a higher degree of management efficiency and will reduce the need for costly and perfunctory shareholder meetings in the future. If shareholders approve this Proposal, and an SEC order is obtained, the Board would be able, upon the recommendation of a Fund's investment adviser (currently Sierra Advisors, but if Proposal 2, above, is approved, Composite) and without shareholder approval, to replace an investment sub-adviser and/or appoint additional sub-advisers to the Funds, and to utilize investment sub-advisory agreements for the Funds whose terms are different from those currently used by the Trust. For example, if this Proposal was currently in place, shareholders would not be asked to consider and approve Proposals 4 through 8 herein.

THE MANAGER OF MANAGERS STRUCTURE

     Currently, the Trust operates within a "Manager of Managers" structure whereby Sierra Advisors is responsible for analyzing economic and market trends; formulating and assessing investment policies and recommending changes to the Board where appropriate; supervising compliance by sub-advisers with each Fund's investment objectives, policies and limits, as well as with laws and regulations applicable to the Fund; evaluating the performance of the sub-advisers in light of selected benchmarks and the needs of the Funds; evaluating potential additional or replacement sub-advisers and recommending changes to the Board where appropriate; and reporting to the Board and shareholders on the foregoing. Each Fund's sub-adviser, in turn, is responsible for continuously reviewing, supervising and administering the particular Fund's investment program with respect to the Fund's assets. Should Proposal 2, above, be approved by a majority of shareholders of each Fund, Composite will replace Sierra Advisors as the investment adviser for each Fund. Although Composite currently intends to retain investment discretion for several of the Funds, it also intends to continue the "Manager of Managers" structure with respect to several Funds.

SEC EXEMPTIVE RELIEF

     Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement applies to the appointment of investment sub-advisers to any Fund of the Trust for which Sierra Advisors or Composite acts or in the future acts as an investment adviser. The SEC has previously granted exemptions from the shareholder approval requirements for funds that operate within a Manager of Managers structure, and therefore, the Trust has applied for such an exemption. If the SEC approves the Trust's application and shareholders approve this Proposal, the Board would, without shareholder approval, be able to appoint additional or replacement sub-advisers without having to unnecessarily seek shareholder acquiescence. The Board would not, however, be able to replace the investment adviser to each Fund of the Trust without receiving shareholder approval, as required by the 1940 Act and applicable regulations governing mutual fund advisory contracts. There can be no assurance that the exemptive order will be granted.

TRUSTEE CONSIDERATIONS

     This Proposal is intended to facilitate the efficient operation of the "Manager of Managers" structure, afford the Trust increased management flexibility and allow the investment adviser to perform to the fullest extent the principal functions the Trust is paying it to perform with respect to investment sub-advisers -- that is continuously monitoring the performance of the sub-advisers and, from time to time, recommending that the Board replace sub-advisers or appoint additional sub-advisers, depending on the investment adviser's assessment of a sub-adviser's performance and the probability of such investment sub-adviser achieving a Fund's investment objective. In addition, the Proposal, if approved, would avoid the need to seek shareholder approval of new investment sub-advisory agreements when an agreement has been terminated as a result of a change in control of the sub-adviser. While there is no way of knowing exactly how often the investment adviser may recommend, and the Board approve, the termination and replacement of a particular sub-adviser, or the selection of an additional sub-adviser, each of which would typically require a shareholder meeting, experience has shown that the use of sub-advisers results in more frequent shareholder meetings than would otherwise be the case. Because shareholder meetings result in substantial costs which could reduce the desired benefits of the "Manager of Managers" structure, the Board believes that approval of this Proposal would benefit shareholders.

     In reaching this conclusion the Trustees weighed the costs of shareholder meetings against the benefits of shareholder scrutiny of proposed contracts with additional or replacement sub-advisers. To this end, the Trustees considered that, even in the absence of shareholder approval, any proposal to add or replace an investment sub-adviser would receive careful review. First, the investment adviser would assess the Fund's needs and, if it believed additional or replacement sub-advisers could benefit the Fund, would systematically search the relevant universe of available investment managers. Second, any recommendations made by the investment adviser would have to be approved by a majority of the Board, including a majority of the Disinterested Trustees. Finally, any selections of additional or replacement investment sub-advisers would have to comply with conditions contained in the SEC exemptive order, if it is granted.

SHAREHOLDER APPROVAL OF THE PROPOSAL

     Approval of the Proposal for the Trust requires the affirmative vote of a majority of the outstanding shares of each Fund of the Trust. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of a Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of a Fund are present in person or represented by proxy, or (2) more than 50% of a Fund's outstanding shares whichever is less.

           THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND
                      OF THE TRUST VOTE FOR THIS PROPOSAL.

PROPOSAL 4:  TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT
             FOR THE GROWTH FUND BETWEEN COMPOSITE AND JANUS CAPITAL
             CORPORATION.

     The Current Sub-Advisory Agreements provide that they will terminate upon the termination of the Current Advisory Agreements. As a result of the proposed approval of a New Management Agreement (in Proposal 2 above) which will cause the termination of the Current Advisory Agreements, the Board, including a majority of the Disinterested Trustees, at a meeting held on October 28, 1997, concluded that entry into a New Sub-Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders. Therefore, the Board is recommending that shareholders of the Fund approve the selection of Janus Capital Corporation ("Janus") to continue to serve as the investment sub-adviser to the Growth Fund following Composite's becoming the adviser to the Fund, and approve a New Sub-Advisory Agreement. Other than the change of the investment adviser to the Fund from Sierra Advisors to Composite, provisions regarding the dates of effectiveness and termination, a reduction in the sub-advisory fee and deleting the Trust as a party to the Agreement, there are no material differences between the Current and New Sub-Advisory Agreements.

THE CURRENT SUB-ADVISORY AGREEMENT

     Janus currently serves as the investment Sub-Advisor to the Growth Fund pursuant to an agreement by and among the Trust, Sierra Advisors and Janus dated November 22, 1993, and approved by the sole shareholder of the Fund, at commencement of operations, on November 22, 1993. Under the Current Sub-Advisory Agreement, Janus makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, Sierra Advisors and the Trustees.

     The Current Sub-Advisory Agreement provides that Janus, in return for its fee, and subject to the supervision of the Board and Sierra Advisors, will (1) maintain compliance procedures for the Fund that the Janus believes are adequate to ensure its compliance with the applicable provisions of the 1940 Act and the Advisers Act; (2) make investment decisions for the Fund in accordance with the Fund's investment objective(s) and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to Janus, as which may be amended from time to time; (3) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (4) maintain books and records with respect to the securities transactions of the Fund in accordance with the 1940 Act and the Advisers Act and the rules adopted thereunder and will furnish The Adviser quarterly, annual and special reports as The Adviser may reasonably request; (5) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and past, present or potential shareholders (other than information publicly available, otherwise legally in the hands of Janus or pertaining to mutual clients); and (6) not knowingly use such records and information for any purpose other than performance of its responsibilities and duties under the Current Sub-Advisory Agreement, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and, notwithstanding the foregoing, such records may not be withheld where Janus may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing these services, Janus will supervise the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets.

     Subject to the supervision of Sierra Advisors and in accordance with the investment objective and policies as stated in the Fund's Prospectus and Statement of Additional Information, Janus is authorized, in its discretion and without prior consultation with Sierra Advisors to buy, sell, lend, and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the foregoing, the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as Janus shall determine. In addition, Janus will furnish the Fund or Sierra Advisors with whatever statistical information the Fund or Sierra Advisors may reasonably request with respect to the instruments that the Fund may hold or contemplate purchasing.

     The Current Sub-Advisory Agreement provides for the payment of a fee to Janus from Sierra Advisors on the first business day of each month for services provided in the previous month at the annual rate of 0.55% of the Fund's average daily net assets including cash and cash equivalents up to $100 million and 0.50% of the Fund's average daily net assets in excess of $100 million.

     The Current Sub-Advisory Agreement provides that Janus will bear all expenses in connection with the performance of its services under the Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. Janus shall bear no expenses of the Trust, the Fund or Sierra Advisors. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of the Disinterested Trustees; SEC fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and the Trust's sub-administrator and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 under the 1940 Act.

     The services of Janus are not deemed to be exclusive, and Janus is free to render investment advisory and other services to others, including fiduciary and other managed accounts as well as to other investment companies or series of investment companies, so long as its services under the Current Sub-Advisory Agreement are not impaired thereby. The Current Sub-Advisory Agreement also provides that purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of Janus; provided that
(i) no advisory account will be favored by Janus over any other account; (ii) each client of Janus who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis; (iii) only advisory clients' transactions will be aggregated for such an aggregated order; and (iv) the accounts of clients whose orders are aggregated will be segregated on Janus's books and records so as to identify the particular client who has the beneficial interest therein. Janus shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

     The Current Sub-Advisory Agreement has an initial term of one year from the effective date, and thereafter shall continue for successive annual periods, provided the continuation is approved by the Board or by vote of a majority of the Fund's outstanding voting securities, as well as by a majority of the Disinterested Trustees. The Current Sub-Advisory Agreement may be terminated, without the payment of any penalty on 30 days' written notice by Sierra Advisors, the Board or by the vote of a majority of the outstanding voting securities of the Fund, or upon 60 days' written notice by Janus. In addition, the Current Sub-Advisory Agreement will also terminate automatically upon its assignment. The New Sub-Advisory Agreement's approval and termination provisions are in substance identical to those of the Current Sub-Advisory Agreement so that the New Sub-Advisory Agreement will have an initial term of one year from the date of execution.

     Under the Current Sub-Advisory Agreement, except as may otherwise be provided by federal securities laws, Janus is not liable for any error of judgment or for any loss suffered by the Fund or Sierra Advisors in connection with performance of its obligations under the agreement, except for any losses resulting from willful misfeasance, bad faith or gross negligence on Janus' part in the performance of its duties or from reckless disregard of its obligations and duties under the agreement.

THE NEW SUB-ADVISORY AGREEMENT

     The Board approved the proposed New Sub-Advisory Agreement for the Fund between Composite and Janus, a form of which is attached hereto as Exhibit B, at a meeting held on October 28, 1997. The proposed New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement, except for the change of the investment adviser from Sierra Advisors to Composite, the dates of execution, effectiveness and initial term, the level of fees and the deletion of the Trust as a party to the Agreement.

     The sub-advisory fees as a percentage of net assets now payable by Composite will be lower under the New Sub-Advisory Agreement than under the Current Sub-Advisory Agreement formerly with Sierra Advisors and the Trust. The New Sub-Advisory Agreement provides for the payment of a fee to Janus from Composite on the first business day of each month for services provided in the
previous month at the annual rate of     % of the Fund's average daily net
assets including cash and cash equivalents up to $100 million and     % of the
Fund's average daily net assets in excess of $100 million. If the sub-advisory fee under the New Sub-Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the sub-advisory fee to which Janus would have
been entitled would have been $          compared to $1,374,940 which it
actually received under the Current Sub-Advisory Agreement.

     At a meeting held on October 28, 1997, the Board including the Disinterested Trustees, unanimously approved the New Sub-Advisory Agreement for the Trust on behalf of the Fund, and recommended the New

Sub-Advisory Agreement for approval by the shareholders of the Fund. The New Sub-Advisory Agreement would take effect upon the obtaining of shareholder approval. The New Sub-Advisory Agreement will continue in effect for an initial term of one year and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Sub-Advisory Agreement, the Board considered the continuity of services by Janus. In this regard, the Board took account of the Fund's Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, including their terms relating to the services to be provided thereunder by Janus, and that the fees and expenses will be lower. Although the Trust is not a party to the New Sub-Advisory Agreement, it is not expected that this change will have a material effect on the legal remedies available to the Trust or shareholders in the event of a breach of the New Sub-Advisory Agreement.

     Approval of the New Sub-Advisory Agreement is contingent on the approval by shareholders of the New Advisory Agreement between the Trust and Composite. However, if the New Advisory Agreement is approved and shareholders of the Fund do not approve the New Sub-Advisory Agreement, then the Board will take such action as it deems is in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Sub-Advisory Agreement.

INFORMATION REGARDING JANUS

     Janus is located at 100 Fillmore Street, Denver, Colorado 80206. Janus is an indirect, majority owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Janus has provided investment advice to mutual funds and other large financial clients since 1970. As of June 30, 1997, Janus had approximately $60 billion in assets under management.

     Each director and the principal executive officer of Janus and their principal occupations are listed below.

NAME AND POSITION WITH THE SUB-ADVISER            ADDRESS               PRINCIPAL OCCUPATION
---------------------------------------  --------------------------  --------------------------
Thomas H. Bailey                                                     Chairman of Trustees and
  President, Director and Chairman,                                  President of Janus
  Chief Executive Officer                                            Investment Fund and Janus
                                                                     Aspen Series; Chairman and
                                                                     Director of Idex
                                                                     Management, Inc.
James P. Craig III                                                   Trustee and Executive Vice
  Vice President, Director and Chief                                 President of Janus
  Investment Officer                                                 Investment Fund and Janus
                                                                     Aspen Series
Michael E. Herman                                                    President of Kansas City
  Director                                                           Royals Baseball Team;
                                                                     Chairman of Finance
                                                                     Committee, Ewing Marion
                                                                     Kauffman Foundation
Thomas A. McDonnell                                                  President and Director of
  Director                                                           DST Systems, Inc.;
                                                                     Director of Euronet
                                                                     Services, Inc.
Landon H. Rowland                                                    President and Chief
  Director                                                           Executive Officer of
                                                                     Kansas City Southern
                                                                     Industries, Inc.
Michael Stopler                                                      President of Stopler &
  Director                                                           Company

     None of the Officers or Trustees of the Trust is an officer, employee, director, or shareholder of Janus.

     As compensation for investment sub-advisory services to the Fund for the fiscal year ended June 30, 1997, Janus received compensation with respect to the Growth Fund in the amount of $1,374,940.

     Janus currently provides investment services to the following investment companies having an investment objective similar to the investment objective of the Growth Fund:

                                           AMOUNT OF ASSETS
                                           UNDER MANAGEMENT
                                            AS OF JUNE 30,
         NAME OF INVESTMENT COMPANY              1997                RATE OF COMPENSATION
    -------------------------------------  ----------------    ---------------------------------
    JANUS INVESTMENT FUND
      Janus Mercury Fund.................   $2,087,700,000     .75% of first $300 million
                                                               .70% of next $200 million
                                                               .65% on assets over $500 million
    JNL SERIES TRUST JNL
      Aggressive Growth Series...........   $   75,483,488     .55% on first $100 million
                                                               .50% on $100-500 million
                                                               .45% over $500 million
    New England Funds Trust I
      New England Star Advisers Fund.....   $  237,395,661     .55% on first $50 million
                                                               .50% over $50 million
    The Sierra Variable Trust
      Growth Fund........................   $  125,341,307     .55% on first $25 million
                                                               .50% over $25 million
    Seasons Series Trust
      (Growth segments of four multi-
      managed portfolios)................   $    13,429,742    .60% on first $200 million
                                                               .55% over $200 million
                                                               (on combined assets)

SHAREHOLDER APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

     Approval of the New Sub-Advisory Agreement for the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of the Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the Fund's outstanding shares whichever is less.

 THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE GROWTH FUND VOTE
                FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

PROPOSAL 5:  TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT
             FOR THE INTERNATIONAL GROWTH FUND BETWEEN COMPOSITE AND WARBURG PINCUS ASSET MANAGEMENT, INC.

     As a result of the proposed termination of the Current Advisory Agreements, the Board, including a majority of the Disinterested Trustees, at a meeting held on October 28, 1997, concluded that entry into a New Sub-Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders. Therefore, the Board is recommending that shareholders of the Fund approve the selection of Warburg Pincus Asset Management, Inc. ("Warburg") to continue to serve as the investment sub-adviser to the International Growth Fund and approve a New Sub-Advisory Agreement. Other than the change of the investment adviser to the Fund from Sierra Advisors to Composite, provisions regarding the dates of effectiveness and termination, and deletion of the Trust as a party to the Agreement, there are no material differences between the Current and New Sub-Advisory Agreements.

THE CURRENT SUB-ADVISORY AGREEMENT

     Warburg currently serves as the investment Sub-Advisor to the International Growth Fund pursuant to an agreement by and among the Trust, Sierra Advisors and Warburg dated April 8, 1996. The Current Sub-Advisory Agreement was approved by shareholders on June 21, 1996 for the purpose of decreasing sub-advisory fees and adding reciprocal and expanded indemnification provisions. Under the Current Sub-Advisory Agreement, Warburg makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, Sierra Advisors and the Trustees.

     The Current Sub-Advisory Agreement provides that Warburg, in return for its fee, and subject to the supervision of the Board and Sierra Advisors will (1) act in conformity with the Trust's Master Trust Agreement, the 1940 Act, the Advisers Act and the Internal Revenue Code of 1986; (2) make investment decisions for the Fund in accordance with the Fund's investment objective(s) and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to Warburg, as which may be amended from time to time; (3) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; (4) maintain books and records with respect to the securities transactions of the Fund and will furnish to the Board such periodic, regular and special reports as the Board may request; (5) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and past, present or potential shareholders (other than information publicly available, otherwise legally in the hands of Warburg or pertaining to mutual clients); and (6) will not use such records and information for any purpose other than performance of its responsibilities and duties under the Current Sub-Advisory Agreement, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and, notwithstanding the foregoing, such records may not be withheld where Warburg may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing these services, Warburg will supervise the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, Warburg will furnish the Fund or Sierra Advisors with whatever statistical information the Fund or Sierra Advisors may reasonably request with respect to the instruments that the Fund may hold or contemplate purchasing.

     In fulfilling its obligations under the Current Sub-Advisory Agreement, Warburg is entitled to rely on and act in accordance with, and Sierra Advisors has agreed to hold Warburg harmless for any act or omission taken in good faith in reliance on, information and instructions, which may be standing instructions, provided to Warburg by Sierra Advisors, the Trust's administrator, or other agent of Sierra Advisors designated by Sierra Advisors. Such information and instructions shall be conveyed to Warburg in a timely manner so as to permit Warburg to take such action as may be required in an orderly fashion.

     The Current Sub-Advisory Agreement provides for the payment of a fee to Warburg from Sierra Advisors on the first business day of each month for services provided in the previous month at the annual rate of 0.50% of the Fund's average daily net assets. In the event that any reduction in the fees paid to Sierra Advisors under the Advisory Agreement is required as a result of any statutory or regulatory limitation on investment company expenses, there shall be a proportionate reduction in the fee payable to Warburg; provided that Warburg will never be required to pay more than the amount of fees it receives.

     The Current Sub-Advisory Agreement provides that Warburg will bear all expenses in connection with the performance of its services under the Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of Disinterested Trustees; SEC fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and the Trust's sub-administrator and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

     The services of Warburg are not deemed to be exclusive, and Warburg is free to render investment advisory and other services to others, including fiduciary and other managed accounts as well as to other investment companies or series of investment companies, so long as its services under the Current Sub-Advisory Agreement are not impaired thereby. The Current Sub-Advisory Agreement also provides that whenever the Funds and one or more other accounts or investment companies advised by Warburg have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner.

     The Current Sub-Advisory Agreement has an initial term of one year from the effective date, and thereafter shall continue for successive annual periods, provided the continuation is approved by the Board or by vote of a majority of the Fund's outstanding voting securities, as well as by a majority of the Disinterested Trustees. The Current Sub-Advisory Agreement may be terminated, without the payment of any penalty on 60 days' written notice by Sierra Advisors, the Board or by the vote of a majority of the outstanding voting securities of the Fund, or upon 90 days' written notice by Warburg. In addition, the Current Sub-Advisory Agreement will also terminate automatically upon its assignment. The New Sub-Advisory Agreement's approval and termination provisions are in substance identical to those of the Current Sub-Advisory Agreement so that the New Sub-Advisory Agreement will have an initial term of one year from the date of execution.

     Under the Current Sub-Advisory Agreement, Warburg is not liable for any error of judgment or for any loss suffered by the Fund or Sierra Advisors in connection with performance of its obligations under the agreement, except for any losses resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services, or resulting from willful misfeasance, bad faith or gross negligence on Warburg's part in the performance of its duties or from reckless disregard of its obligations and duties under the agreement. In addition, the Current Sub-Advisory Agreement also provides that obligations under the Agreement are binding upon the property and assets of the Fund and not the trustees, officers or shareholders of the Fund individually.

THE NEW SUB-ADVISORY AGREEMENT

     The Board approved the proposed New Sub-Advisory Agreement for the Fund between Composite and Warburg at a meeting held on October 28, 1997, a form of which is attached hereto as Exhibit C. The proposed New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement, except for the change of the investment adviser from Sierra Advisors to Composite, the dates of execution, effectiveness and initial term, and the deletion of the Trust as a party to the Agreement.

     The sub-advisory fees as a percentage of net assets now payable by Composite will be the same under the New Sub-Advisory Agreement as under the Current Sub-Advisory Agreement with Sierra Advisors. If the sub-advisory fee under the New Sub-Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the sub-advisory fee to which Warburg would have been entitled would have been identical to that to which it was entitled under the Current Sub-Advisory Agreement.

     At a meeting held on October 28, 1997, the Board including the Disinterested Trustees, unanimously approved the New Sub-Advisory Agreement for the Trust on behalf of the Fund, and recommended the New Sub-Advisory Agreement for approval by the shareholders of the Fund. The New Sub-Advisory Agreement would take effect upon the obtaining of shareholder approval. The New Sub-Advisory Agreement will continue in effect for an initial term of one year and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Sub-Advisory Agreement, the Board considered the continuity of services by Warburg. In this regard, the Board took account of the Fund's Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, including their terms relating to the services to be provided thereunder by Warburg and the fees and expenses are substantially identical. Although the Trust is not a party to the New Sub-Advisory Agreement, it is not expected that this change will have a material effect on the remedies available to the Trust or shareholders in the event of a breach of the New Sub-Advisory Agreement.

     Approval of the New Sub-Advisory Agreement is contingent on the approval by shareholders of the New Advisory Agreement between the Trust and Composite. However, if the New Advisory Agreement is approved and shareholders of the Fund do not approve the New Sub-Advisory Agreement, then the Board will take such action as it deems is in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Sub-Advisory Agreement.

INFORMATION REGARDING WARBURG

     Warburg is located at 466 Lexington Avenue, New York, New York 10017-3147. Warburg is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of September 30, 1997, Warburg managed approximately $21.1 billion of assets, including approximately $12.5 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no other business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg.

     Each Director and the principal executive officer of Warburg and their principal occupations are listed below.

                     NAME AND ADDRESS                   PRINCIPAL OCCUPATION
            -----------------------------------  -----------------------------------
            Lionel I. Pincus                     Chief Executive Officer
              466 Lexington Avenue
              New York, NY 10017
            John L. Furth                        Chairman of the Board of Directors
              466 Lexington Avenue
              NEW York, NY 10017
            John L. Vogelstein                   Managing Director
              466 Lexington Avenue
              New York, NY 10017

     None of the Officers or Trustees of the Trust is an officer, employee, director, or shareholder of the Warburg.

     As compensation for investment sub-advisory services to the Fund for the fiscal year ended June 30, 1997, Warburg received compensation with respect to the Fund in the amount of $880,003.

     Warburg currently provides investment services to the following investment companies having an investment objective similar to the investment objective of the International Growth Fund:

                                                       AMOUNT OF ASSETS
               NAME OF INVESTMENT COMPANY              UNDER MANAGEMENT     RATE OF COMPENSATION
        -----------------------------------------      ----------------     --------------------
        Warburg Pincus International Equity Fund       $3,183,668,000.00    1.00%

        Warburg Pincus Institutional Fund, Inc.        $1,262,021,000.00    0.80%
        International Equity Portfolio

        Evergreen Investment Trust                     $  288,360,155.00    0.55%
        Evergreen International Equity Fund

        Sierra Trust Funds                             $                    0.50%
        International Growth Fund

        Style Select Series, Inc.                      $   26,418,580       0.70% (on first $100 million)
        International Equity Portfolio


SHAREHOLDER APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

     Approval of the New Sub-Advisory Agreement for the International Growth Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of the Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the Fund's outstanding shares whichever is less.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND VOTE FOR APPROVAL OF A NEW SUB-ADVISORY AGREEMENT.

PROPOSAL 6:  TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT
             FOR THE CALIFORNIA MUNICIPAL FUND BETWEEN COMPOSITE AND VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC.

PROPOSAL 7:  TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT
             FOR THE FLORIDA INSURED MUNICIPAL FUND BETWEEN COMPOSITE AND VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC.

PROPOSAL 8:  TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT
             FOR THE CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND BETWEEN COMPOSITE AND VAN KAMPEN AMERICAN CAPITAL MANAGEMENT, INC.

     As a result of the proposed termination of the Current Advisory Agreements, the Board, including a majority of the Disinterested Trustees, at a meeting held on October 28, 1997, concluded that entry into a New Sub-Advisory Agreement for the California Municipal Fund, Florida Insured Municipal Fund and California Insured Intermediate Municipal Fund (the "Van Kampen-Advised Funds") would be in the best interests of such Funds and their shareholders. Therefore, the Board is recommending that shareholders of the Funds approve the selection of Van Kampen American Capital Management, Inc. ("Van Kampen") to continue to serve as the investment sub-adviser to the Van Kampen-Advised Funds and approve a New Sub-Advisory Agreement. Other than the change of the investment adviser to the Funds from Sierra Advisors to Composite, provisions regarding the dates of effectiveness and termination, and deleting the Trust as a party to the Agreement, there are no material differences between the Current and New Sub-Advisory Agreements.

THE CURRENT SUB-ADVISORY AGREEMENT

     Van Kampen currently serves as the investment Sub-Advisor to the California Municipal Fund, Florida Insured Municipal Fund and California Insured Intermediate Municipal Fund pursuant to an agreement by and among the Trust, Sierra Advisors and Van Kampen dated October 31, 1996, and approved by shareholders of the Funds, at commencement of operations, on October 29, 1996. Under the Current Sub-Advisory Agreement, Van Kampen makes the day-to-day investment decisions for the assets of the Funds, subject to the supervision of, and policies established by, Sierra Advisors and the Trustees.

     The Current Sub-Advisory Agreement provides that Van Kampen, in return for its fee, and subject to the supervision of the Board and Sierra Advisors, will
(1) act in conformity with the Trust's Master Trust Agreement, the 1940 Act, the Advisers Act of 1940 and the Internal Revenue Code of 1986; (2) make investment decisions for the Funds in accordance with the Funds' investment objectives and policies as stated in the Funds' Prospectus and Statement of Additional Information as in effect and, after notice to Van Kampen, as which may be amended from time to time; (3) place purchase and sale orders on behalf of the Funds to effectuate the investment decisions made; (4) maintain books and records with respect to the securities transactions of the Funds and will furnish to the Trust's Board such periodic, regular and special reports as the Board may request; and (5) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and past, present or potential shareholders; and (6) will not use such records and information for any purpose other than performance of its responsibilities and duties under the Current Sub-Advisory Agreement, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where Van Kampen may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing these services, Van Kampen will supervise the Funds' investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Funds' assets. In addition, Van Kampen will furnish the Funds or Sierra Advisors with whatever statistical information the Funds or Sierra Advisors may reasonably request with respect to the instruments that the Funds may hold or contemplate purchasing.

     The Current Sub-Advisory Agreement provides for compensation to Van Kampen from Sierra Advisors calculated as a monthly fee, absent fee waivers, at the following annual rates:

           AMOUNT OF ASSETS IN                         AFTER 50;   AFTER 75;   AFTER 100;   AFTER 125;     OVER
       MILLIONS OF DOLLARS ($MIL.)          FIRST 50    NEXT 25     NEXT 25     NEXT 25      NEXT 25        150
------------------------------------------  --------   ---------   ---------   ----------   ----------   ---------
California Municipal Fund(1)..............     .20%       .20%         .20%        .20%         .20%         .15%
Florida Insured Municipal Fund............     .20%       .20%        .125%       .125%        .125%        .125%
California Insured Intermediate Municipal
  Fund....................................     .20%       .20%        .125%       .125%        .125%        .125%

---------------

(1) With respect to the California Municipal Fund, when the combined average daily net assets of the California Municipal Fund and National Municipal Fund (the "Combined Assets") exceeds $750 million, the Sub-Advisor will be paid a fee with respect to the California Municipal Fund in proportion to the Fund's average net assets at the following annual rate: .15% of the Combined Assets up to $1 billion; plus .125% of the Combined Assets over $1 billion.

     The Current Sub-Advisory Agreement provides that Van Kampen will bear all expenses in connection with the performance of its services under the Agreement, which expenses do not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of Disinterested Trustees; SEC fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and the Trust's sub-administrator and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Funds and of the officers or Board of the Trust; and any extraordinary expenses. In addition, the Funds pay a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

     The services of Van Kampen are not deemed to be exclusive, and Van Kampen is free to render investment advisory and other services to others, including fiduciary and other managed accounts as well as to other investment companies or series of investment companies, so long as its services under the Current Sub-Advisory Agreement are not impaired thereby. The Current Sub-Advisory Agreement also provides that whenever the Funds and one or more other accounts or investment companies advised by Van Kampen have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner.

     The Current Sub-Advisory Agreement has an initial term of two years from its effective date, and thereafter shall continue for successive annual periods, provided the continuation is approved by the Board or by vote of a majority of the Funds' outstanding voting securities, as well as by a majority of the Disinterested Trustees. The Current Sub-Advisory Agreement may be terminated, without the payment of any penalty on 30 days' written notice by Sierra Advisors, the Board or by the vote of a majority of the outstanding voting securities of the Funds, or upon 90 days' written notice by Van Kampen. In addition, the Current Sub-Advisory Agreement will also terminate automatically upon the termination of the investment advisory agreement between the Funds and Sierra Advisors, as well as in the event of an assignment. The New Sub-Advisory Agreement's approval and termination provisions are in substance identical to those of the Current Sub-Advisory Agreement so that the New Sub-Advisory Agreement will have an initial term of two years from the date of execution.

     Under the Current Sub-Advisory Agreement, Van Kampen is not liable for any error of judgment or for any loss suffered by the Funds or Sierra Advisors in connection with performance of its obligations under the agreement, except for any losses resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services, or resulting from willful misfeasance, bad faith or gross negligence on Van Kampen's part in the performance of its duties or from reckless disregard of its obligations and duties under the agreement.

THE NEW SUB-ADVISORY AGREEMENT

     The Board approved the proposed New Sub-Advisory Agreement between the Funds, Composite and Van Kampen, a form of which is attached hereto as Exhibit D, at a meeting held on October 28, 1997. The form of the proposed New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, except for the change of the investment adviser from Sierra Advisors to Composite, the dates of execution, effectiveness and initial term, and the deletion of the Trust as a party to the Agreement.

     The sub-advisory fees as a percentage of net assets now payable by Composite will be the same under the New Sub-Advisory Agreement as under the Current Sub-Advisory Agreement with Sierra Advisors. If the sub-advisory fee under the New Sub-Advisory Agreement had been in effect for each of the Fund's most recently completed fiscal year, the sub-advisory fee to which Van Kampen would have been entitled would have been identical to that to which it was entitled under the Current Sub-Advisory Agreement. Van Kampen may from time to time and at its discretion voluntarily waive all or a portion of its fees in order to assist the Funds in maintaining competitive expense ratios. Van Kampen reserves the right to terminate any voluntary fee waiver and reimbursement at any time.

     At a meeting held on October 28, 1997, the Board including the Disinterested Trustees, unanimously approved the New Sub-Advisory Agreement for the Trust on behalf of each of the Funds, and recommended the New Sub-Advisory Agreement for approval by the shareholders of each of the Funds. The New Sub-Advisory Agreement would take effect upon the obtaining of shareholder approval. The New Sub-Advisory Agreement will continue in effect for an initial term of two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Sub-Advisory Agreement, the Board considered the continuity of services by Van Kampen. In this regard, the Board took into account the Fund's Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, including their terms relating to the services to be provided thereunder by Van Kampen, and the fact that the fees and expenses are substantially identical. Although the Trust is not a party to the New Sub-Advisory Agreement, it is not expected that this change will have a material effect on the remedies available to the Trust or shareholders in the event of a breach of the New Sub-Advisory Agreement.

     Approval of the New Sub-Advisory Agreement is contingent on the approval by shareholders of the New Advisory Agreement between the Trust and Composite. However, if the New Advisory Agreement is approved and shareholders of the Fund do not approve the New Sub-Advisory Agreement, then the Board will take such action as it deems is in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Sub-Advisory Agreement.

INFORMATION REGARDING VAN KAMPEN

     Van Kampen acts as investment Sub-Advisor for each of the Van Kampen-Advised Funds and has acted as investment sub-adviser for the Funds since each commenced its investment operations.

     Van Kampen is located at One Parkview Plaza, Oakbrook, Illinois 60181. Van Kampen is an indirect wholly owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly owned subsidiary of MSAM Holding, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a publicly held company. Van Kampen provides investment advice to a wide variety of individual, institutional and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of June 30, 1997, of more than $64.3 billion.

     The Directors and principal executive officers of Van Kampen and their principal occupations are listed below.

  NAME AND ADDRESS                   PRINCIPAL OCCUPATION
--------------------    ----------------------------------------------
Don G. Powell           Chairman and Chief Executive Officer
Dennis J. McDonnell     President and Chief Operating Officer
Ronald A. Nyberg        Executive Vice President, General Counsel and
                        Assistant Secretary
William R. Ryback       Executive Vice President and Chief Financial
                        Officer

     None of the Officers or Trustees of the Funds is an officer, employee, director, or shareholder of Van Kampen.

     As compensation for investment sub-advisory services to the Funds for the fiscal year ended June 30, 1997, Van Kampen received compensation with respect to each Fund as follows: for the California Municipal

Fund $637,702; for the Florida Insured Municipal Fund $63,134; and for the California Insured Intermediate Municipal Fund $144,771.

     Van Kampen currently provides investment services to the following investment companies having an investment objective similar to the investment objective of the Van Kampen-Advised Funds:

                                                             AMOUNT OF ASSETS
                 NAME OF OTHER INVESTMENT                    UNDER MANAGEMENT
                          COMPANY                                 AS OF         RATE OF COMPENSATION
-----------------------------------------------------------  ----------------   --------------------
                                                               $
                                                               $
                                                               $
                                                               $
                                                               $

SHAREHOLDER APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

     Approval of the New Sub-Advisory Agreement for each of the Van Kampen-Advised Funds requires the affirmative vote of a majority of the outstanding shares of each Fund separately. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of a Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of a Fund are present in person or represented by proxy, or (2) more than 50% of a Fund's outstanding shares whichever is less.

   THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH OF THE VAN KAMPEN-ADVISED FUNDS VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

TRUSTEES AND EXECUTIVE OFFICERS

     Information about the Trust's current Trustees is set forth under Proposal 1 above. Presently, no officer of the Trust is an officer, employee, director or shareholder of Composite. Nonetheless, each of the following officers of the Trust are officers or employees of an entity that is under common control with
Composite:

                                                                                  SHARES BENEFICIALLY
  NAME, AGE AND POSITION       ADDRESS AND BUSINESS EXPERIENCE DURING THE PAST        OWNED AS OF
      WITH THE TRUST             FIVE YEARS (INCLUDING ALL DIRECTORSHIPS)**          JULY 1, 1997
---------------------------    -----------------------------------------------    -------------------
James H. Overholt (50)         President and Chief Executive Officer, Sierra              ***
  President and Chief          Capital Management Corporation ("SCMC"), 1997
  Executive Officer            to present; President and Director, Sierra
                               Administration, 1997 to present; Chairman,
                               Sierra Advisors, 1997 to present; President and
                               Chief Executive Officer, Sierra Services, 1997
                               to present; President and Chief Executive
                               Officer, Great Western Financial Securities
                               Corporation, 1996 to present; President and
                               Chief Executive Officer, Bank South Investment
                               Services, 1994 to 1996; President and Chief
                               Executive Officer, Wachovia Brokerage Services,
                               1990 to 1993;
Keith B. Pipes (41)            Senior Vice President, Chief Financial Officer             ***
  Executive Vice President,    and Secretary, SCMC, 1988 to present; Chief
  Treasurer and Secretary      Financial Officer, Secretary and Treasurer,
                               Sierra Administration, 1988 to present;
                               Executive Vice President and Secretary, Sierra
                               Advisors, 1988 to present; Senior Vice
                               President, Chief Financial Officer and
                               Secretary, Sierra Investment Services, 1992 to
                               present;

                                                                                  SHARES BENEFICIALLY
  NAME, AGE AND POSITION       ADDRESS AND BUSINESS EXPERIENCE DURING THE PAST        OWNED AS OF
      WITH THE TRUST             FIVE YEARS (INCLUDING ALL DIRECTORSHIPS)**          JULY 1, 1997
---------------------------    -----------------------------------------------    -------------------
Michael D. Goth (52)           Chief Operating Officer, Sierra Advisers, 1991             ***
  Senior Vice President        to present.
Stephen C. Scott (52)          President and Chief Investment Officer, Sierra             ***
  Senior Vice President        Advisers, 1988 to present; Senior Vice
                               President and Chief Investment Officer, Sierra
                               Services, 1996 to present.
Craig M. Miller (38)           ice President and Controller, SCMC, Sierra                 ***
  Assistant Treasurer          Administration and Sierra Services, 1993 to
                               present; Audit Manager, Coopers & Lybrand,
                               L.L.P., 1987 to 1993

---------------

 ** The address of each officer of the Trust affiliated with Sierra Advisors or Sierra Services is 9301 Corbin Avenue, Suite 333, Northridge, CA 91324.

*** As of July 1, 1997, the officers of the Trust as a group beneficially owned an aggregate of less than 1% of the shares of each Fund of the Trust.

     Each officer of the Trust will hold such office until a successor has been elected by the Board. It is the intention of the Nominees, if elected, to replace certain of the Trust's officers with individuals familiar with Composite's mutual fund organization.

INVESTMENT ADVISER AND SUB-ADVISERS

     See "Sierra Advisors" on page   , "Information Regarding Janus" on page   ,
"Information Regarding Warburg" on page   and "Information Regarding Van Kampen"
on page   for additional information concerning the current Adviser and
Sub-Advisers.

PRINCIPAL UNDERWRITER

     Sierra Investment Services Corporation ("Sierra Services"), located at 9301 Corbin Avenue, Northridge, California 91324, acts as the Trust's principal underwriter or distributor. Sierra Services is a wholly owned subsidiary of SCMC, which is an indirect wholly owned subsidiary of Washington Mutual. For the fiscal year ended June 30, 1997, the Trust paid Sierra Services an aggregate fee of $8,691,786 for services rendered as the distributor. Effective January 1,
1998, Composite Funds Distributor, Inc., located at           will become the
Trust's distributor. Composite Funds Distributor, Inc. is a wholly owned subsidiary of Washington Mutual.

ADMINISTRATOR

     Sierra Administration, located at 9301 Corbin Avenue, Northridge, California 91324, acts as the Trust's administrator. Sierra Administrator is a wholly owned subsidiary of Sierra Capital Management Corporation which is located at the same address. For the fiscal year ended June 30, 1997, the Trust paid Sierra Administration an aggregate fee of $9,662,421 for services rendered as the administrator. Effective January 1, 1998, Murphey Favre Securities Services, Inc., located at 601 W. Main Avenue, Spokane, WA 99201 will become the Trust's administrator. Murphey Favre Securities Services, Inc. is a wholly owned subsidiary of Washington Mutual.

PORTFOLIO TRANSACTIONS

     In the fiscal year ended June 30, 1997 the Trust paid no brokerage commissions to affiliated brokers.

BENEFICIAL OWNERS

     To the Trust's knowledge, as of the Record Date, the following were beneficial owners of 5% or more of the outstanding shares of each Fund.

                                                 AMOUNT OF BENEFICIAL     PERCENT OF TOTAL SHARES
        NAME AND ADDRESS                              OWNERSHIP                 OUTSTANDING
        ---------------------------------------  --------------------     -----------------------


SUBMISSION OF SHAREHOLDER PROPOSALS

     As a Massachusetts business trust, the Trust and Funds are not required to hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to Sierra Trust Funds, 9301 Corbin Avenue, Northridge, California 91324, c/o secretary, Sierra Trust Funds, a reasonable period in advance of any such meeting.

REQUIRED VOTE

     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting (with shareholders of the Funds voting together with shareholders of seven other funds of the Trust who have received a separate proxy solicitation), provided that a majority of the outstanding shares entitled to vote are present in person or in proxy. Approval of Proposals 2, 3, 4, 5, 6, 7 and 8 requires the affirmative vote of a majority of the outstanding shares of each affected Fund. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of a Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (2) more than 50% of a Fund's outstanding shares, whichever is less.

     Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary power) will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposals 2, 3, 4, 5, 6, 7 and 8. The Trust believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners.

OTHER MATTERS

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Trust.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Trustees,

                                          Keith B. Pipes
                                          Secretary

Dated: October   , 1997

                                                                       EXHIBIT A

                               SIERRA TRUST FUNDS

                        INVESTMENT MANAGEMENT AGREEMENT

     INVESTMENT MANAGEMENT AGREEMENT (this "Agreement"), dated             ,
1997, between the Sierra Trust Funds, a Massachusetts business trust, (the "Trust"), on behalf of each of its series which are listed on the signature page of this Agreement (each referred to herein as a "Fund") and Composite Research & Management Co., a Washington corporation (the "Manager").

                                   WITNESSETH

     WHEREAS, the Trust is an open-end series management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, each Fund, as a separate series of the Trust, desires to retain the Manager to render investment management services to the Fund, and the Manager is willing to render such services;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

          1. Appointment. The Fund hereby appoints the Manager to act as investment manager to the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

          2. Management. Subject to the supervision of the Board of Trustees of the Trust, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of securities therefor, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (as such terms are hereinafter defined) and resolutions of the Trust's Board of Trustees and subject to the following understandings:

             (a) The Manager shall provide supervision of the Fund's investments, furnish a continuous investment program for the Fund's portfolio and determine from time to time what securities will be purchased, retained, or sold by the Fund, and what portion of the assets will be invested or held as cash.

             (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust (as hereinafter defined) of the Trust and the investment policies of the Fund as determined by the Board of Trustees of the Trust.

             (c) The Manager shall determine the securities to be purchased or sold by the Fund and shall place orders for the purchase and sale of portfolio securities pursuant to its determinations with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or dealers, the Manager shall use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Manager may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience, and execution capability of a broker or dealer, the amount of commission, and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker or dealer. The Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to the Fund and/or other accounts over which the Manager exercises investment discretion.

             (d) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other fiduciary accounts for which it has investment responsibility, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the best execution, most favorable net price or lower brokerage commissions.

             (e) Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), the Manager, at its expense, may select and contract with one or more investment advisers (the "Sub-adviser") for the Fund to perform some or all of the services for which it is responsible pursuant to this Section 2. The Manager shall be solely responsible for the compensation of any Sub-adviser of the Fund for its services to the Fund. The Manager may terminate the services of any Sub-adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-adviser unless and until a successor Sub-adviser is selected. To the extent that more than one Sub-adviser is selected, the Manager shall, in its sole discretion, determine the amount of the Fund's assets allocated to each such Sub-adviser.

          3. Services Not Exclusive. The investment management services rendered by the Manager hereunder to the Fund are not to be deemed exclusive, and the Manager shall have the right to render similar services to others, including, without limitation, other investment companies.

          4. Expenses. During the term of this Agreement, the Manager shall pay all expenses incurred by it in connection with its activities under this Agreement including the salaries and expenses of any of the officers or employees of the Manager who act as officers, Trustees or employees of the Trust but excluding the cost of securities purchased for the Fund and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the Fund, and shall provide the Fund with suitable office space. Other expenses to be incurred in the operation of the Fund (other than those borne by any third party), including without limitation, taxes, interest, brokerage fees and commissions, fees of Trustees who are not officers, directors, or employees of the Manager, federal registration fees and state Blue Sky qualification fees, administration fees, bookkeeping, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's or the Trust's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses to existing shareholders, costs of stockholders' reports and meetings of shareholders and Trustees of the Fund or the Trust, as applicable, and any extraordinary expenses will be borne by the Fund.

          5. Compensation. For the services provided pursuant to this Agreement, each Fund shall pay to the Manager as full compensation therefor a monthly fee computed on the average daily net assets of the Fund as stated in Schedule A attached hereto. The Fund acknowledges that the Manager, as agent for the Fund, will allocate a portion of the fee equal to the sub-advisory fee payable to the sub-advisor, if any, under its sub-advisory agreement to the sub-advisor for sub-advisory services. The Fund acknowledges that the Manager, as agent for the Fund, will allocate a portion of the fee to Murphey Favre Securities Services, Inc. for administrative services, portfolio accounting and regulatory compliance systems. The Manager also from time to time and in such amounts as it shall determine in its sole discretion may allocate a portion of the fee to Composite Funds Distributor, Inc. for facilitating distribution of the Fund. This payment would be made from revenue which otherwise would be considered profit to the Manager for its services. This disclosure is being made to the Fund solely for the purpose of conforming with requirements of the Washington Department of Revenue for exclusion of revenue from the Washington Business and Occupation Tax.

          6. Limitation of Liability. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          7. Delivery of Documents. The Trust has heretofore delivered to the Manager true and complete copies of each of the following documents and shall promptly deliver to it all future amendments and supplements thereto, if any:

             (a) Agreement and Declaration of Trust (such Agreement and Declaration as presently in effect and as amended from time to time, the "Declaration of Trust");

             (b) Bylaws of the Trust;

             (c) Registration Statement under the Securities Act of 1933 and under the 1940 Act of the Trust on Form N-1A, and all amendments thereto, as filed with the Securities and Exchange Commission (the "Registration Statement") relating to the Fund and the shares of the Fund;

             (d) Notification of Registration of the Trust under the 1940 Act on Form N-8A;

             (e) Prospectuses of the Fund (such prospectuses as presently in effect and/or as amended or supplemented from time to time, the "Prospectus"); and

             (f) Statement of Additional Information of the Fund (such statement as presently in effect and/or as amended or supplemented from time to time, the "Statement of Additional Information").

          8. Duration and Termination. This Agreement shall become effective as of the date first above-written for an initial period of two years and shall continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of the Board of Trustees including a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose, or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, (a) this Agreement may be terminated at any time, without the payment of any penalty, by either the Fund (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or the Manager, on sixty (60) days prior written notice to the other and (b) shall automatically terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meanings assigned to such terms in the 1940 Act.

          9. Amendments. No provision of this Agreement may be amended, modified, waived or supplemented except by a written instrument signed by the party against which enforcement is sought. No amendment of this Agreement shall be effective until approved in accordance with any applicable provisions of the 1940 Act.

          10. Use of Name and Logo. The Fund agrees that it shall furnish to the Manager, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to stockholders, sales literature, advertisements, and other material prepared for distribution to stockholders of the Fund or to the public, which in any way refer to or describe the Manager or which include any trade names, trademarks or logos of the Manager or of any affiliate of the Manager. The Fund further agrees that it shall not use or distribute any such material if the Manager reasonably objects in writing to such use or distribution within five (5) business days after the date such material is furnished to the Manager.

          The Manager and/or its affiliates own the names "Sierra", "Composite" and any other names which may be listed from time to time on a Schedule B to be attached hereto that they may develop for use in connection with the Fund, which names may be used by the Fund or the Trust only with the consent of the Manager and/or its affiliates. The Manager, on behalf of itself and/or its affiliates, consents to the use by the Trust and by the Fund of such names or any other names embodying such names, but only on condition and so long as (i) this Agreement shall remain in full force, (ii) the Fund and the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) the Manager is the manager of the Fund and the Trust. No such name shall be used by the Fund or the Trust at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing authorization by the Manager, on behalf of itself and/or its affiliates, to the Fund and the Trust to use such names as part of a business or name is not exclusive of the right of the Manager and/or its affiliates themselves to use, or to authorize others to use, the same; the Fund and the Trust acknowledge and agree that as between the Manager and/or its affiliates and the Fund or the Trust, the Manager and/or its affiliates have the exclusive right so to use, or authorize others to use, such names, and the Fund and the Trust agree to take such action as may reasonably be requested by the Manager, on behalf of itself and/or its affiliates, to give full effect to the provisions of this section (including, without limitation, consenting to such use of such names). Without limiting the generality of the foregoing, the Fund and the Trust agree that, upon (i) any violation of the provisions of this Agreement by the Fund or the Trust or (ii) any termination of this Agreement, by either party or otherwise, the Fund and the Trust will, at the request of the Manager, on behalf of itself and/or its affiliates, made within six months after such violation or termination, use its best efforts to change the name of the Fund and the Trust so as to eliminate all reference, if any, to such names and will not thereafter transact any business in a name containing such names in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such names, or otherwise use such names or any other reference to the Manager and/or its affiliates, except as may be required by law. Such covenants on the part of the Fund and the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

          The provisions of this section shall survive termination of this Agreement.

          11. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, if to the Fund: 601 W. Main Ave., Suite 300, Spokane, Washington 99201; or if to the Manager: 1201 Third Avenue, Suite 1220, Seattle, Washington 98101; or to either party at such other address as such party shall designate to the other by a notice given in accordance with the provisions of this section.

        12. Miscellaneous.

             (a) Except as otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, the Manager for all purposes herein shall be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

             (b) The Trust shall furnish or otherwise make available to the Manager such information relating to the business affairs of the Fund as the Manager at any time or from time to time reasonably requests in order to discharge its obligations hereunder.

             (c) This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall inure to the benefit of the parties hereto and their respective successors.

             (d) If any provision of this Agreement shall be held or made invalid or by any court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          13. Declaration of Trust and Limitation of Liability. A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first above-written.

                                          SIERRA TRUST FUNDS, on behalf of its
                                          series
                                          SHORT TERM HIGH QUALITY BOND FUND,
                                          GROWTH FUND,
                                          EMERGING GROWTH FUND,
                                          INTERNATIONAL GROWTH FUND,
                                          CALIFORNIA MUNICIPAL FUND,
                                          CALIFORNIA INSURED INTERMEDIATE
                                            MUNICIPAL FUND,
                                          FLORIDA INSURED MUNICIPAL FUND,
                                          CALIFORNIA MONEY FUND, and
                                          TARGET MATURITY 2002 FUND

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:
Attest:

By:
    -----------------------------------------------------
    Name:
    Title:
                                          COMPOSITE RESEARCH &
                                          MANAGEMENT CO.
                                          By:
                                            ------------------------------------
                                            William G. Papesh
                                            President
Attest:

By:
    -----------------------------------------------------
    Sharon L. Howells
    Secretary

               SCHEDULE A -- COMPOSITE RESEARCH & MANAGEMENT CO.
                                 ADVISORY FEES

     The fees to be charged to Sierra Trust Funds for advisory services (including any sub-advisory fees) are as follows:

                                                                                           ALL
                                                                                          ASSETS
                                                                                          ------
Target Maturity 2002.................................................................     0.250%

                                                               UP TO      AFTER $200M      OVER
                                                               $200M      NEXT $300M      $500M
                                                               ------     -----------     ------
California Municipal Fund....................................  0.700%(1)     0.700%(1)    0.500%
California Insured Intermediate Municipal fund...............  0.700%(1)     0.700%(1)    0.550%
Florida Insured Municipal Fund...............................  0.700%(1)     0.700%(1)    0.550%
California Money Fund........................................  0.500%(2)     0.500%(2)    0.400%
Short Term High Quality Bond Fund............................  0.500%        0.450%       0.400%

                                        FIRST     AFTER $100M               AFTER $200M      OVER
                                        $100M     NEXT $100M                NEXT $300M      $500M
                                        -----     -----------               -----------     ------
Growth Fund...........................  1.10%        1.05%                     1.025%       1.025%

                                        FIRST                               AFTER $100M      OVER
                                        $100M                               NEXT $400M      $500M
                                        -----                               -----------     ------
Emerging Growth.......................  1.05%                                   1.00%       0.900%

                                                                  UP TO     AFTER $50M       OVER
                                                                  $50M       NEXT $75M      $125M
                                                                  -----     -----------     ------
International Growth Fund....................................     1.10%         1.00%        0.80%

---------------

(1) Fee will be reduced voluntarily by the Manager to 60 basis points for an indefinite period of time

(2) Fee will be reduced voluntarily by the Manager to 40 basis points for an indefinite period of time

                                                                       EXHIBIT B

                       INVESTMENT SUB-ADVISORY AGREEMENT

     This Agreement is made and entered into as of this   nd day of
1997, by and between Composite Research & Management Co. ("Composite"), a corporation organized under the laws of the state of Washington and Janus Capital Corporation (the "Sub-Advisor"), a corporation organized under the laws of the state of Colorado.

                                  WITNESSETH:

     Whereas, Sierra Trust Funds (the "Company"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, is engaged in business as an open-end, management investment company and is so registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

     Whereas, the Company offers a number of investment portfolios, each with its own investment objective and strategies, and of which one investment portfolio is the Growth Fund (the "Fund");

     Whereas, Composite is engaged in the business of rendering investment advisory and management services, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is the investment advisor of the Fund;

     Whereas, the Sub-Advisor is engaged in the business of rendering investment advisory and management services and is registered as an investment adviser under the Advisers Act; and

     Whereas, Composite desires to retain the Sub-Advisor to furnish investment advisory and management services to the Fund and the Sub-Advisor is willing to furnish such services;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is hereby agreed by and between the parties hereto as follows:

 1. Investment Description; Appointment

     The Company desires to employ the capital of the Fund by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Master Trust Agreement, as amended, and in its Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Company. Copies of the Fund's Prospectus and Statement of Additional Information, as amended, have been or will be submitted to the Sub-Advisor. Composite agrees to provide copies of all amendments or supplements to the Fund's Prospectus and Statement of Additional Information and the Company's Master Trust Agreement to the Sub-Advisor during the continuance of this Agreement before or at the time such amendments or supplements become effective.

     Composite agrees to furnish the Sub-Advisor with minutes of meetings of the Board of Trustees of the Company to the extent they may affect the duties of the Sub-Advisor, a certified copy of any financial statements or reports prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange, and any further materials or information which the Sub-Advisor may reasonably request to enable it to perform its functions under this Agreement. Composite desires to employ and hereby appoints the Sub-Advisor to act as investment sub-adviser to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

 2. Services as Investment Sub-Advisor

     Subject to the supervision of the Board of Trustees of the Company and of Composite, the Fund's investment adviser, the Sub-Advisor will (a) maintain compliance procedures for the Fund that the Sub-Advisor believes are adequate to ensure its compliance with the applicable provisions of the Investment

Company Act and the Advisers Act as the same may from time to time be amended;
(b) make investment decisions for the Fund in accordance with the Fund's investment objective(s) and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made;
(d) maintain books and records with respect to the securities transactions of the Fund in accordance with the Investment Company Act and the Advisers Act and the rules adopted thereunder and will furnish Composite quarterly, annual and special reports as Composite may reasonably request; and (e) treat confidentially and as proprietary information of the Company, all records and other information relative to the Company and prior, present or potential shareholders; and will not knowingly use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets.

     Subject to the supervision of Composite and in accordance with the investment objective and policies as stated in the Fund's Prospectus and Statement of Additional Information, the Sub-Advisor is authorized, in its discretion and without prior consultation with Composite, to buy, sell, lend and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Fund, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations, and so long as consistent with the foregoing, the majority or the whole of the Fund may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as the Sub-Advisor shall determine. In addition, the Sub-Advisor will furnish the Fund or Composite with whatever statistical information the Fund or Composite may reasonably request with respect to the instruments that the Fund may hold or contemplate purchasing.

 3. Brokerage

     Subject to (i) the over-riding objective of obtaining the best possible execution of orders; and (ii) review and approval of the Board of Trustees of the Company, which may be conducted as often as quarterly, the Sub-Advisor shall place all orders for the purchase and sale of securities for the Fund with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Sub-Advisor. All transactions with any affiliated person of the Company, or where any such affiliated person acts as broker or agent in connection with any such transaction, shall be accomplished in compliance with the Investment Company Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, the rules adopted thereunder and the procedures adopted thereunder by the Company. Purchase or sell orders for the Fund may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor; provided that (i) no advisory account will be favored by the Sub-Advisor over any other account; (ii) each client of the Sub-Advisor who participates in such an aggregated order will participate at the average share price, with all transaction costs shared on a pro rata basis;
(iii) only advisory clients' transactions will be aggregated for such an aggregated order; and (iv) the accounts of clients whose orders are aggregated will be segregated on the Sub-Advisor's books and records so as to identify the particular client who has the beneficial interest therein. The Sub-Advisor shall use its best efforts to obtain execution of Fund transactions at prices which are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Fund and/or other accounts serviced by the Sub-Advisor. The Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Fund and to accounts over which they exercise investment discretion, and not all such services or products may be used by the Sub-Advisor in managing the Fund; provided that with respect to such transaction and such determination the affiliates of the Sub-Advisor shall have the same responsibilities to the Fund as the Sub-Advisor has under this Agreement.

 4. Information Provided to the Company

     The Sub-Advisor will keep the Company and Composite informed of developments materially affecting the Fund of which the Sub-Advisor becomes aware and will, on its own initiative, furnish the Company and Composite on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

 5. Standard of Care

     The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. Except as may otherwise be provided by federal securities laws, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (the conduct excepted in this sentence shall be referred to as "Disqualifying Conduct").

 6. Compensation

     In consideration of the services rendered pursuant to this Agreement, Composite will pay the Sub-Advisor on the first business day of each month a fee for the previous month at the annual rate of .55% of the Fund's average daily net assets including cash and cash equivalents up to $100 million and .50% of the Fund's average daily net assets in excess of $100 million. The fee for the first month shall be prorated based upon the number of days the account was open in that month. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

 7. Expenses

     The Sub-Advisor will bear all of its expenses in performing its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Sub-Advisor shall bear no expenses of the Company, the Fund or Composite. The Company will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Company who are not officers, directors or employees of the Sub-Advisor, Composite, the Fund's sub-administrator or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; all fees, including out-of-pocket expenses of custodians, transfer and dividend disbursing agents and the Company's sub-administrator and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Company's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Company; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of Composite.

 8. Services to Other Companies or Accounts

     Composite understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and Composite has no objection to the Sub-Advisor so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in a manner reasonably equitable to each entity. Similarly, opportunities to sell securities will be allocated in such an equitable manner. Composite recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, Composite understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature. Composite recognizes and agrees that the Sub-Advisor may provide advice to other clients which may differ from or be identical to advice given with respect to the Fund.

 9. Term of Agreement

     This Agreement shall become effective as of the date first written above, shall continue for a one-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Company or (ii) a vote of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice by Composite, the Board of Trustees of the Company or by vote of holders of a majority of the Fund's shares or, upon 60 days' written notice, by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Company and Composite. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the Investment Company Act). The Sub-Advisor agrees to notify Composite and the Company of any circumstances that to its best knowledge and belief might result in this Agreement being deemed to be assigned.

10. Representations of the Company and the Sub-Advisor

     Composite represents that (i) a copy of the Company's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of The Commonwealth of Massachusetts, (ii) the appointment of the Sub-Advisor has been duly authorized, (iii) it has acted and will continue to act in conformity with the Investment Company Act and other applicable laws, and (iv) it is authorized to perform the services herein.

     The Sub-Advisor represents that it is authorized to perform the services described herein.

11. Indemnification

     Composite shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

12. Amendment of this Agreement

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13. Entire Agreement

     This Agreement constitutes the entire agreement between the parties hereto.

14. Governing Law

     This Agreement shall be governed in accordance with the laws of the Commonwealth of Massachusetts.

16. Miscellaneous

     (a) Unless Composite or the Company gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Sub-Advisor shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

     (b) Composite shall provide the Sub-Advisor with a copy of the Fund's agreement (the "Custody Agreement") with the Custodian (the "Custodian") designated to hold the assets of the Fund and any modification thereto in advance. The Fund's assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. The Sub-Advisor shall have no liability for the acts or omissions of the Custodian. Any assets added to the Fund shall be delivered directly to the Custodian.

     (c) Composite agrees and acknowledges that the Sub-Advisor is the sole owner of the name and mark "Janus" and that all use of any designation comprised in whole or part of Janus (a "Janus Mark") under this Agreement shall inure to the benefit of the Sub-Advisor. The use by the Company on its own behalf or on behalf of the Fund of any Janus Mark in any advertisement or sales literature or other materials promoting the Fund shall be with the consent of the Sub-Advisor. The Company and Composite shall not, without the consent of the Sub-Advisor, make representations regarding the Sub-Advisor intended to be disseminated to the investing public in any disclosure document, advertisement or sales literature or other materials promoting the Fund. Such consent shall not be required for any documents or other materials intended for broker-dealer use only, for use by the Company's trustees and for internal use by the Company and Composite. Consent by the Sub-Advisor to such use of any Janus Mark and any such representation shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Company, the Fund or Composite within 3 business days after the request is made by the Company, the Fund or Composite for such use of any Janus Mark or any such representation. Upon termination of this Agreement for any reason, the Company and Composite shall cease all use of any Janus Mark(s) as soon as reasonably practicable.

     (d) The Sub-Advisor agrees and acknowledges that the Company is the sole owner of the name and mark "Sierra Trust Funds" and Composite is the sole owner of the name and mark "Composite Research and Management Co." and that any and all use of any designation comprised in whole or in part of "Sierra Trust Funds" (a "Sierra Mark") or "Composite Research and Management Co." (a "Composite Mark") under this Agreement shall inure to the benefit of the Company or Composite, respectively. The use by the Sub-Advisor on its own behalf of any Sierra Mark or Composite Mark in any advertisement or sales literature or other materials promoting the Sub-Advisor shall be with the consent of the Company or Composite, respectively. The Sub-Advisor shall not, without the consent of the Company or Composite, as applicable, make representations regarding the Company, the Fund or Composite in any disclosure document, advertisement or sales literature or other materials promoting the Sub-Advisor. Consent by the Company and Composite to such use of any Sierra Mark or Composite Mark and any such representations shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within 5 business days after the request by the Sub-Advisor is made for such use of any Sierra Mark or Composite Mark or any such representations. Upon termination of this Agreement for any reason, the Sub-Advisor shall cease any and all use of any Sierra Mark or Composite Mark as soon as reasonably practicable.

     (e) The Sub-Advisor may perform its services through any employee, officer or agent of the Sub-Advisor, and the Company and the Fund shall not be entitled to the advice, recommendation, or judgment of any specific person.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ATTEST:                                      COMPOSITE RESEARCH & MANAGEMENT CO.

                                             By:
----------------------------------------     -------------------------------------------------
Name:                                        Name:
Title:                                       Title:

ATTEST:                                      JANUS CAPITAL CORPORATION

                                             By:
----------------------------------------     -------------------------------------------------
Name:                                        Name:
Title:                                       Title:

                                                                       EXHIBIT C

                       INVESTMENT SUB-ADVISORY AGREEMENT

                                                                          , 1997

Warburg Pincus Asset Management, Inc.
466 Lexington Avenue
New York, New York 10017

Dear Sirs:

     Composite Research & Management Co. ("Composite"), a corporation organized under the laws of the state of California, hereby agrees with Warburg Pincus Asset Management, Inc. (the "Sub-Advisor"), a corporation organized under the laws of the State of Delaware as follows:

 1. Investment Description; Appointment

     Sierra Trust Funds (the "Company"), an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts desires to employ the capital of the Company's International Growth Fund (the "Fund") by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Master Trust Agreement, as amended, and in its Prospectus and Statement of Additional Information relating to the Fund as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Company. Copies of the Fund's Prospectus and Statement of Additional Information and the Company's Master Trust Agreement, as amended, have been or will be submitted to the Sub-Advisor. Composite agrees to provide copies of all amendments to the Fund's Prospectus and Statement of Additional Information and the Company's Master Trust Agreement to the Sub-Advisor on an on-going basis. Composite desires to employ and hereby appoints the Sub-Advisor to act as investment sub-adviser to the Fund. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

 2. Services as Investment Sub-Advisor

     (a) Subject to the supervision of the Board of Trustees of the Company and of Composite, the Fund's investment adviser, the Sub-Advisor will (a) act in conformity with the Company's Master Trust Agreement, the Investment Company Act of 1940, as amended (the "1940 Act"), the Investment Advisers Act of 1940 and the Internal Revenue Code of 1986, as the same may from time to time be amended
(b) make investment decisions for the Fund in accordance with the Fund's investment objective(s) and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made;
(d) maintain books and records with respect to the securities transactions of the Fund and will furnish to the Company's Board of Trustees such periodic, regular and special reports as the Board may request; (e) treat confidentially and as proprietary information of the Company, all records and other information relative to the Company and prior, present or potential shareholders (other than information publicly available, otherwise legally in the hands of the Sub-Advisor or pertaining to mutual clients); and (f) will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and, notwithstanding the foregoing, such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. In providing those services, the Sub-Advisor will supervise the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Sub-Advisor will furnish the Fund or Composite with whatever statistical information the Fund or Composite may reasonably request with respect to the instruments that the Fund may hold or contemplate purchasing.

     (b) Composite agrees, on an ongoing basis, to notify the Sub-Advisor expressly in writing of each change in the fundamental and nonfundamental investment policies of the Fund.

     (c) Composite agrees to provide the Sub-Advisor with such assistance as may be reasonably requested by the Sub-Advisor in connection with its activities pertaining to the Fund under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's affairs.

     (d) In fulfilling its obligations hereunder, the Sub-Advisor shall be entitled to rely on and act in accordance with, and Composite agrees to hold the Sub-Advisor harmless for any act or omission taken in good faith in reliance on, information and instructions, which may be standing instructions, provided to the Sub-Advisor by Composite, the Company's administrator, or other agent of Composite designated by Composite. Such information and instructions shall be conveyed to the Sub-Advisor in a timely manner so as to permit the Sub-Advisor to take such action as may be required in an orderly fashion. Composite agrees to provide or cause to be provided to the Sub-Advisor on an ongoing basis, such information as is reasonably requested by the Sub-Advisor for performance by the Sub-Advisor of its obligations under this Agreement, and the Sub-Advisor shall not be in breach of any term of this Agreement or be deemed to have acted negligently if Composite fails to provide or cause to be provided such information and the Sub-Advisor relies on the information most recently furnished to the Sub-Advisor. Composite will promptly provide the Sub-Advisor with any procedures applicable to the Sub-Advisor adopted from time to time by the Board of Trustees of the Company and agrees to promptly provide the Sub-Advisor copies of all amendments thereto.

 3. Brokerage

     (a) In executing transactions for the Fund and selecting brokers or dealers, the Sub-Advisor will use its best efforts to seek the best overall terms available and shall execute or direct the execution of all such transactions in a manner permitted by law and in a manner that is in the best interest of the Fund and its shareholders. In assessing the best overall terms available for any Fund transaction, the Sub-Advisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. Pursuant to its investment determinations for the Fund, in placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Company with research advice and other services.

     (b) In selecting brokers or dealers to execute a particular transaction, and in evaluating the best price and execution available, the Sub-Advisor is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) provided to the Sub-Advisor or any affiliated person of the Sub-Advisor. Subject to the requirements of Section 17(e) of the 1940 Act, the Sub-Advisor is specifically authorized to select an affiliated person of the Sub-Advisor to execute brokerage, but in no event principal, transactions for the Fund. On occasions when the Sub-Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold in order to obtain the most favorable execution and/or lower brokerage commissions, if any, and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligation over time to the Fund and to such other clients. Furthermore, Composite recognizes that the Sub-Advisor may give advice, and take action, with respect to its other clients that may differ from the advice given, or the time or nature of action taken, with respect to the Fund.

 4. Information Provided to the Company

     The Sub-Advisor will keep the Company and Composite informed of developments materially affecting the Fund, and will on its own initiative, furnish the Company and Composite on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

 5. Standard of Care

     The Sub-Advisor shall exercise its best judgment in rendering its services under this agreement. Except as may otherwise be provided by federal or state securities laws and in Section 11 hereof, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

 6. Compensation

     In consideration of the services rendered pursuant to this Agreement, Composite will pay the Sub-Advisor on the first business day of each month a fee for the previous month at the annual rate of 0.50% of the Fund's average daily net assets. The Sub-Advisor shall have no right to obtain compensation directly from the Fund or the Company for services provided hereunder and agrees to look solely to Composite for payment of fees due. Upon any termination of this Agreement before the end of a month, the fee for such month shall be prorated according to the proportion that the period prior to such termination bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purposes of determining fees payable to the Sub-Advisor, the value of the net assets of the Fund shall be computed at the times and in the manner specified in the Prospectus or Statement of Additional Information relating to the Fund as from time to time in effect.

     Notwithstanding the foregoing, in the event that any reduction in the fees paid to Composite under the Advisory Agreement shall be required as a result of any statutory or regulatory limitation on investment company expenses, there shall be a proportionate reduction in the fee payable to the Sub-Advisor hereunder; provided that the Sub-Advisor will never be required to pay more than the amount of fees it receives.

 7. Expenses

     The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Company will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Company who are not officers, directors or employees of the Sub-Advisor, Composite, the Fund's sub-administrator or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and the Company's sub-administrator and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Company's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Company; and any extraordinary expenses. In addition, the Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

 8. Services to Other Companies or Accounts

     Composite understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and Composite one has no objection to Sub-Advisor so acting, providing that companies whenever the Fund and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable over time to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner over time. Composite recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Fund. In addition, Composite understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

 9. Term of Agreement

     This Agreement shall become effective as of the date first written above and shall continue for a one-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Company or (ii) a vote of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by Composite, the Board of Trustees of the Company or by vote of holders of a majority of the Fund's shares, or upon 90 days' written notice, by the Sub-Advisor and, will terminate automatically upon any termination of the advisory agreement between the Company and Composite. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). The Sub-Advisor agrees to notify Composite of any circumstances that might result in this Agreement being deemed to be assigned.

10. Representations of the Company and the Sub-Advisor

     Composite represents that (i) a copy of the Company's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (ii) the appointment of the Sub-Advisor has been duly authorized, (iii) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (iv) it is authorized to perform the services herein.

     The Sub-Advisor represents that it is authorized to perform the services described herein.

11. Indemnifications

     (a) Composite shall indemnify the Sub-Advisor and its controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, "Sub-Advisor Related Persons") to the fullest extent permitted by law against any and all loss, damage, judgements, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees (collectively "Losses"), incurred by the Sub-Advisor or Sub-Advisor Related Persons arising from or in connection with this Agreement or the performance by the Sub-Advisor or Sub-Advisor Related Persons of its or their duties hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Company's registration statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact known or which should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon written information furnished to Composite by the Sub-Advisor or a Sub-Advisor Related Person; except to the extent any such Losses result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Advisor or a Sub-Advisor Related Person in the performance of any of its duties under, or in connection with, this Agreement.

     (b) The Sub-Advisor shall indemnify Composite and its controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively, "Composite Related Persons") to the fullest extent permitted by law against any and all Losses incurred by Composite or Composite Related

Persons arising from or in connection with this Agreement or the performance by Composite or Composite Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Advisor's failure to perform its responsibilities to Composite, the Fund or the Company hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Company's registration statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact known or which should have been known and was required to be stated therein or necessary to make the statements therein not misleading, to the extent that such statement or omission was based on information provided by the Sub-Advisor or a Sub-Advisor Related Person unless such statement or omission was made in reliance upon written information furnished to the Sub-Advisor or Sub-Advisor Related Person by Composite or a Composite Related Person; and except to the extent any such Losses result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of Composite or a Composite Related Person in the performance of any of its duties under, or in connection with, this Agreement.

     (c) The indemnifications provided in this Section 11 shall survive the termination of this Agreement.

12. Amendment of this Agreement

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13. Use Of Names

     (a) It is understood that the name "Warburg Pincus Asset Management, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Sub-Advisor and its affiliates and that the Company and/or the Fund have the right to use such name (or derivative or logo) in offering materials of the Company and/or Fund only with the prior written approval of the Sub-Advisor and for so long as the Sub-Advisor is an investment sub-adviser to the Company and/or the Fund; provided that the Company and the Fund may use such name (or derivative or logo) without such prior written approval in offering materials of the Company to the extent that (i) such materials simply list the Sub-Advisor as the Sub-Advisor to the Fund as part of a listing of the investment sub-advisers to the series or portfolios of the Company with a brief description of the Sub-Advisor's experience and duties hereunder; (ii) such materials include such name (or derivative or logo) and any related information that has been previously approved by the Sub-Advisor or that is required to be disclosed by applicable law or regulation, such as information disclosed in the Company's registration statement; or (iii) such materials are intended for broker-dealer use only, for use by the Company's Trustees, or for internal use by the Company and Composite. Such prior written approval of the Sub-Advisor shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Company, the Fund or Composite within three business days after the request is made by the Company, the Fund or Composite for such use. Upon termination of this Agreement, the Company and the Fund shall forthwith cease to use such name (or derivative or logo) as soon as reasonably practicable.

     (b) It is understood that the names "Sierra Trust Funds," and "Composite Research and Management Co." or any derivatives thereof or logos associated with such names is the valuable property of the Company and/or Composite and their affiliates and that the Sub-Advisor or its affiliates have the right to use such names (or derivatives or logos) in marketing materials of the Sub-Advisor or its affiliates only with the prior written approval of Composite or the Company, as applicable, and for so long as the Sub-Advisor is an investment sub-adviser to the Company and/or the Fund; provided that the Sub-Advisor or its affiliates may use such names (or derivatives or logos) without such prior written approval in marketing materials of the Sub-Advisor or its affiliates to the extent that (i) such materials simply list the Company or the Fund as part of a listing of the investment companies advised by the Sub-Advisor or its affiliates with a brief description of the Company or the Fund; (ii) such materials include such names (or derivatives or logos) and any related information that has been previously approved by the Company or Composite, as applicable, or that is required to be disclosed by applicable law or regulation, such as information disclosed in the Form ADV or Form BD of the Sub-Advisor or its affiliates; or (iii) such materials are intended for broker-dealer use only or for internal use by the Sub-Advisor. Such prior written approval of Composite or the Company, as applicable, shall not be unreasonably withheld and shall be deemed to be given if no written objection is received by the Sub-Advisor within three business days after the request is made by the Sub-Advisor for such use. Upon termination of this Agreement, the Sub-Advisor and its affiliates shall forthwith cease to use such names (or derivatives or logos) as soon as reasonably practicable.

14. Entire Agreement

     This Agreement constitutes the entire agreement between the parties hereto.

15. Governing Law

     This Agreement shall be governed in accordance with the laws of the Commonwealth of Massachusetts.

     If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                          Very truly yours,

                                          COMPOSITE RESEARCH AND
                                          MANAGEMENT CO.

                                          By
                                          --------------------------------------
                                            Name:
                                            Title:

Accepted as of the date
first written above:

WARBURG PINCUS ASSET MANAGEMENT, INC.

By
----------------------------------------------------
   Name:
   Title:

                                                                       EXHIBIT D

                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
                                                 Effective as of

Van Kampen American Capital Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Ladies and Gentlemen:

     Composite Research and Management Co. ("Composite"), a corporation organized under the laws of the state of Washington, hereby agrees with Van Kampen American Capital Management Inc. (the "Sub-Advisor"), a corporation organized under the laws of the state of Delaware, as follows:

 1. Investment Description; Appointment

     Composite desires to employ the capital of the investment funds of Sierra Trust Funds (the "Company") listed on Annex A hereto (individually, a "Fund" and collectively, the "Funds") by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Company's Master Trust Agreement, as amended, and in the Prospectus and Statement of Additional Information relating to the Funds as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Company. Copies of the Funds' Prospectus and Statement of Additional Information and the Company's Master Trust Agreement, as amended, have been or will be submitted to the Sub-Advisor. Composite agrees to provide copies of all amendments to the Funds' Prospectus and Statement of Additional Information and the Company's Master Trust Agreement to the Sub-Advisor on an on-going basis. Composite desires to employ and hereby appoints the Sub-Advisor to act as investment sub-advisor to the Funds. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

 2. Services as Investment Sub-Advisor

     Subject to the supervision of the Board of Trustees of the Company and of Composite, the Funds' investment adviser, the Sub-Advisor will (a) act in conformity with the Company's Master Trust Agreement, the Investment Company Act of 1940, as amended (the "1940 Act"), the Investment Advisers Act of 1940 and the Internal Revenue Code of 1986, as the same may from time to time be amended;
(b) make investment decisions for the Funds in accordance with the Funds' investment objectives and policies as stated in the Funds' Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Funds to effectuate the investment decisions made; (d) maintain books and records with respect to the securities transactions of the Funds and will furnish to the Company's Board of Trustees such periodic, regular and special reports as the Board may request; and (e) treat confidentially and as proprietary information of the Company, all records and other information relative to the Company and prior, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. In providing those services, the Sub-Advisor will supervise the Funds' investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Funds' assets. In addition, the Sub-Advisor will furnish the Funds or Composite with whatever statistical information the Funds or Composite may reasonably request with respect to the instruments that the Funds may hold or contemplate purchasing.

 3. Brokerage

     In executing transactions for the Funds and selecting brokers or dealers, the Sub-Advisor will use its best efforts to seek the best overall terms available and shall execute or direct the execution of all such transactions in a manner permitted by law and in a manner that is in the best interest of the Funds and their shareholders. In assessing the best overall terms available for any Funds transactions, the Sub-Advisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. Pursuant to its investment determinations for the Funds, in placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Company with research advice and other services.

 4. Information Provided to the Company

     The Sub-Advisor will keep the Company and Composite informed of developments materially affecting the Funds, and will on its own initiative, furnish the Company and Composite on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

 5. Standard of Care

     The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act, or
(b) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (each such breach, act or omission described in (a) or (b) shall be referred to as "Disqualifying Conduct").

 6. Compensation

     In consideration of the services rendered pursuant to this Agreement, Composite will pay the Sub-Advisor on the first business day of each month a fee for the previous month the fees detailed in Annex A attached to this Agreement. The Sub-Advisor shall have no right to obtain compensation directly from the Funds or the Company for services provided hereunder and agrees to look solely to Composite for payment of fees due. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Funds' net assets shall be computed at the times and in the manner specified in the Funds' Prospectus or Statement of Additional Information relating to the Funds as from time to time in effect.

 7. Expenses

     The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Company will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Company who are not officers, directors or employees of the Sub-Advisor, Composite, the Funds' sub-administrator or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and the Company's sub-administrator and transaction charges of custodians; insurance premiums;

outside auditing and legal expenses; costs of maintenance of the Company's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Funds and of the officers or Board of Trustees of the Company; and any extraordinary expenses. In addition, the Funds pay a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

 8. Services to Other Companies or Accounts

     Composite understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and Composite has no objection to the Sub-Advisor so acting, provided that whenever the Funds and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. Composite recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Funds. In addition, Composite understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

 9. Term of Agreement

     This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Company or (ii) a vote of a "majority" (as defined in the 1940
Act) of the Funds' outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by Composite, the Board of Trustees of the Company or by vote of holders of a majority of the Funds' shares, or upon 90 days' written notice, by the Sub-Advisor and, will terminate automatically upon any termination of the advisory agreement between the Company and Composite. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in said Act). The Sub-Advisor agrees to notify the Company of any circumstances that might result in this Agreement being deemed to be assigned.

10. Representations of Composite and the Sub-Advisor

     Composite represents that (i) a copy of the Company's Master Trust Agreement, dated February 22, 1989, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (ii) the appointment of the Sub-Advisor has been duly authorized, (iii) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (iv) it is authorized to perform the services herein.

     The Sub-Advisor represents that it is authorized to perform the services described herein.

11. Indemnification

     Composite shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

12. Amendment of this Agreement

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13. Entire Agreement

     This Agreement constitutes the entire agreement between the parties hereto.

14. Governing Law

     This Agreement shall be governed in accordance with the laws of the Commonwealth of Massachusetts.

     If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                                  Very truly yours,

                                                  COMPOSITE RESEARCH AND
                                                  MANAGEMENT CO.
Dated:                                            By
                                                  --------------------------------------------
                                                  Name:
                                                  Title:

Accepted:
VAN KAMPEN AMERICAN CAPITAL
MANAGEMENT INC.
By                                                Dated:
---------------------------------------------     --------------------------------------------
   Name:
   Title:

                                                                         ANNEX A

     For the services provided and expenses assumed pursuant to the Agreement, the Sub-Advisor will be paid a monthly fee, absent fee waivers, based upon each Fund's average daily net assets as follows:

                                                     AFTER 50;        AFTER 75;        AFTER 100;        AFTER 125;
                FUND                   FIRST 50*      NEXT 25          NEXT 25           NEXT 25           NEXT 25       OVER 150
-------------------------------------  ---------   --------------   --------------   ---------------   ---------------   --------
California Municipal Fund(1).........   %  .20            .20%            .20%              .20%              .20%          .15%
National Municipal Fund(1)...........   %  .20            .20%            .20%              .20%              .20%          .15%
Florida Insured Municipal Fund.......   %  .20            .20%            .125%             .125%             .125%         .125%
California Insured Intermediate
  Municipal Fund.....................   %  .20            .20%            .125%             .125%             .125%         .125%

---------------

  * Amount of assets in millions of dollars ($Mil.)

(1) With respect to each of the California Municipal and National Municipal Funds, when the combined average daily net assets of the California Municipal and National Municipal Funds (the "Combined Assets") exceed $750 million, the Sub-Advisor will be paid a fee with respect to each Fund in proportion to each Fund's average net assets at the following annual rate:
    .15% of the Combined Assets up to $1 billion; plus .125% of the Combined Assets over $1 billion.

                               SIERRA TRUST FUNDS
                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER  , 1997

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF SIERRA TRUST FUNDS

   This proxy is for your use in voting on various matters relating to the Sierra Trust Funds (the "Trust"). The undersigned shareholder(s) of the California Money, Short Term High Quality Bond, California Municipal, Florida Insured Municipal, California Insured Intermediate Municipal, Growth, Emerging Growth, International Growth and Target Maturity 2002 Funds of the Trust (each a "Fund," and collectively the "Funds"), revoking previous proxies, hereby
appoint(s)             and             and each of them (with full power of
substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Funds to be held on November , 1997 and any adjournments thereof (the "Special Meeting"), to vote all of the shares of the Funds that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Trustees. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

   This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

(1) To consider and act upon        [ ] FOR all of the             [ ] WITHHOLD AUTHORITY          [ ] FOR all of the nominees
    a proposal to elect a               nominees listed below.         to vote for all of the          listed below except for
    Board of Trustees.                                                 nominees listed below.          those whose names have
                                                                                                       been stricken.

  (Instructions: To withhold authority to vote for any or all of the nominees, strike a line through the name(s) of such nominee(s) below).

     Arthur H. Bernstein         Wayne L. Attwood        William G. Papesh
      David E. Anderson          Kristianne Blake       Daniel L. Pavelich
       Edmond R. Davis            Anne V. Farrell           Jay Rockey
       John W. English           Michael K. Murphy       Richard C. Yancey
   Alfred E. Osborne, Jr.


(2) To approve a new Investment Advisory Agreement between the Trust, on behalf of each Fund, and Composite Research & Management Co. ("Composite").

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

(3) To approve implementation of a structure for the Trust which would permit the Board of Trustees to replace or appoint investment sub-advisers of each Fund without the necessity of seeking shareholder approval.
          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

(4) To approve a new Investment Sub-Advisory Agreement for the Growth Fund between Composite and Janus Capital Corporation. (contingent upon approval of Proposal 2)

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

(5) To approve a new Investment Sub-Advisory Agreement for the International Growth Fund between Composite and Warburg Pincus Asset Management, Inc. (contingent upon approval of Proposal 2)

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

(6) To approve a new Investment Sub-Advisory Agreement for the California Municipal Fund between Composite and Van Kampen American Capital Management, Inc. (contingent upon approval of Proposal 2)

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

(7) To approve a new Investment Sub-Advisory Agreement for the Florida Insured Municipal Fund between Composite and Van Kampen American Capital Management, Inc. (contingent upon approval of Proposal 2)

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

(8) To approve a new Investment Sub-Advisory Agreement for the California Insured Intermediate Municipal Fund between Composite and Van Kampen American Capital Management, Inc. (contingent upon approval of Proposal 2)

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

(9) To transact such other business as may properly come before the Special Meeting or an adjournment thereof.

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

   Please Date:
                                              Date: ________________________,
                                              1997

                                              Please print and sign your name in
                                              the space provided to authorize
                                              the voting of your shares as
                                              indicated and return promptly.
                                              When signing on behalf of a
                                              corporation, partnership, estate,
                                              trustor in any other
                                              representative capacity please
                                              sign your name and title. For
                                              joint accounts, each joint owner
                                              must sign.

                                              ----------------------------------
                                                  (Signature of shareholder)

                                              ----------------------------------
                                                 (Co-owner signature, if any)

                                              ----------------------------------
                                                (Printed name of shareholder)

                                              ----------------------------------
                                              (Printed name of Co-owner, if any)

          PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
            NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.